UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-10157

Franklin Global Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/20

Item 1.  Reports to Stockholders.

ANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Global
Trust
July 31, 2020
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Franklin International Growth Fund Franklin International Small Cap Fund

Internet Delivery of Fund Reports Unless You Request Paper Copies : Effective January 1,
2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary.
Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.
You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling
(800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Not FDIC Insured May Lose Value No Bank Guarantee
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Not part of the annual report
1
Shareholder Letter
Dear Shareholder:
During the 12 months ended July 31, 2020, global
economies generally grew through the end of 2019 amid
concerns about trade but contracted in 2020’s first two
quarters as the world sought to slow the spread of the
novel coronavirus (COVID-19) pandemic. Many equity
investors shifted to government bonds and cash starting
in early 2020, and major central banks acted swiftly to
maintain financial stability and ease monetary policy. The
European Central Bank launched its Pandemic Emergency
Purchase Programme in April 2020, and the U.S. Federal
Reserve (Fed), which lowered the federal funds target rate
three times in 2019, lowered the rate twice in March 2020
in response to the pandemic and revived programs from
the Great Recession designed to add liquidity to credit
markets. In this environment, stocks in global developed
markets excluding the U.S. and Canada ended the period
with marginally negative returns, as measured by the MSCI
Europe, Australasia and Far East Index.
We are committed to our long-term perspective and
disciplined investment approach as we conduct a rigorous,
fundamental analysis of securities with a regular emphasis
on investment risk management.
We believe active, professional investment management
serves investors well. We also recognize the important
role of financial advisors in today’s markets and encourage
investors to continue to seek their advice. Amid changing
markets and economic conditions, we are confident investors
with a well-diversified portfolio and a patient, long-term
outlook should be well-positioned for the years ahead.
Franklin Global Trust’s annual report includes more
detail about prevailing conditions and discussions about
investment decisions during the period. Please remember all
securities markets fluctuate, as do mutual fund share prices.
We thank you for investing with Franklin Templeton, welcome
your questions and comments, and look forward to serving
your future investment needs.
Sincerely,
Edward Perks, CFA
President and Chief Executive Officer -
Investment Management
Franklin Global Trust
This letter reflects our analysis and opinions as of July 31,
2020, unless otherwise indicated. The information is not
a complete analysis of every aspect of any market, state,
industry, security or fund. Statements of fact are from
sources considered reliable.
CFA
®
is a trademark owned by CFA Institute.

franklintempleton.com
Annual Report

Contents
Annual Report
Economic and Market Overview
....................
3
Franklin International Growth Fund
..................
4
Franklin International Small Cap Fund
...............
11
Financial Highlights and Statements of Investments
...
18
Financial Statements
.............................
33
Notes to Financial Statements
.....................
37
Report of Independent Registered
Public Accounting Firm
............................
51
Tax Information
..................................
52
Board Members and Officers
.......................
53
Shareholder Information
..........................
58
Visit franklintempleton.com for fund updates, to
access your account, or to find helpful financial
planning tools.

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Annual Report
ANNUAL REPORT
Economic and Market Overview
Global developed and emerging market equities, as
measured by the MSCI All Country World Index, advanced
during the 12-month period. Stocks posted strong returns for the first five months of the reporting period, but fell sharply in early 2020 amid investor fears of a global economic
slowdown due to the novel coronavirus (COVID-19)
pandemic, which drove many investors to sell equity
holdings in favor of investments perceived as safe, such as
government bonds and cash. During the last four months
of the period, global equities rebounded due to optimism
about easing lockdown restrictions, vaccine development
and government stimulus measures. Nevertheless, a second
wave of infections and expected restrictions, as well as
renewed tensions between the U.S. and China, weighed on
investor sentiment.
In the U.S., a strong labor market and solid consumer
spending drove economic growth through February
2020. However, government mandates to mitigate the
pandemic beginning in March caused stiff headwinds for
the U.S. economy and equity markets. As a result, the
unemployment rate surged to 14.7% in April as many
businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.
1
According to the
National Bureau of Economic Research, the longest U.S.
economic expansion in history ended in February 2020,
and the country slipped into a deep recession. Equities
began to rebound in the spring amid declining jobless
claims, a decreasing unemployment rate, rising retail sales
and optimism about treatments and potential vaccines for
COVID-19. However, surging infection rates in June and
July dampened economic activity, weekly jobless claims
increased, and second-quarter 2020 gross domestic product
contracted at the fastest annualized rate on U.S. record.
The U.S. Federal Reserve (Fed) supported the U.S.
economy both before and after the onset of the pandemic,
lowering the federal funds target rate three times in
2019 to a range of 1.50%–1.75%. In March 2020, the
Fed implemented two emergency rate cuts, lowering the
federal funds target rate to a range of 0.00%–0.25%, and
announced sweeping quantitative easing measures aimed
at ensuring credit flows to borrowers and supporting credit
markets with unlimited amounts of bond purchasing.
In the eurozone, some analysts forecasted a significant
contraction in 2020, particularly in southern European
countries, as the magnitude of the pandemic’s economic
disruption became apparent. European developed market
equities, as measured by the MSCI Europe Index, declined
slightly for the period. However, easing lockdowns and
robust fiscal stimulus measures late in the reporting period led to a significant rebound from the March 2020 lows.
Asian developed and emerging market equities, as
measured by the MSCI All Country Asia Index, advanced
during the 12-month period. Before the pandemic, Asian
stocks were aided by easing trade tensions and the U.S.-
China phase one trade agreement. However, the pandemic
brought dramatically slower economic activity in Asia, as
many businesses halted operations, and manufacturing and
export activity fell sharply in the region’s major economies.
Asian markets generally advanced late in the period,
bolstered by COVID-19 vaccine hopes, fiscal stimulus
measures and economies reopening throughout the region.
Emerging market stocks, as measured by the MSCI
Emerging Markets Index, also advanced for the 12-month
period despite severe pandemic-related declines and
sharply lower commodity prices, which hurt emerging
market economies reliant on these exports. During the last
four months of the reporting period, however, improving
economic activity, higher oil prices, and U.S. dollar weakness led to strong equity performance.
The foregoing information reflects our analysis and opinions as of July 31, 2020. The information is not a complete
analysis of every aspect of any market, country, industry,
security or fund. Statements of fact are from sources
considered reliable.
1. Source: U.S. Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com
Annual Report
Franklin International Growth Fund
This annual report for Franklin International Growth Fund
covers the fiscal year ended July 31, 2020 .
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing
predominantly in equity securities of mid- and large-
capitalization companies, generally those with market
capitalizations greater than $2 billion, located outside of the
U.S., including developing or emerging market countries.
The Fund considers international companies to be those
organized under the laws of a country outside of the U.S.
or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a
recognized stock exchange or over-the-counter market
outside of the U.S.
Performance Overview
For the 12 months ended July 31, 2020, the Fund’s Class
A shares posted a +25.52 cumulative total return. In
comparison, the Fund’s benchmark, the MSCI Europe,
Australasia and Far East (EAFE) Index-NR, posted a -1.67%
total return.
1
Also for comparison, the Fund’s secondary
benchmark, the MSCI EAFE Index posted a -1.24% total
return.
1
Both benchmarks measure global developed stock
market performance excluding the U.S. and Canada,
taking into account the impact of foreign withholding taxes
for the NR benchmark. You can find the Fund’s long-term
performance data in the Performance Summary beginning
on page 7 .
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown. For most recent month-end performance, go
to franklintempleton.com or call (800) 342-5236 .
Investment Strategy
In choosing individual equity investments, we employ
a disciplined, bottom-up approach to identify attractive
investment opportunities that have higher expected revenue
and earnings growth than their peers. We use a growth
investment style and in-depth, fundamental research to
identify high-quality companies, across all industry groups, with sustainable business models that offer the most
attractive combination of growth, quality and valuation.
The investment manager’s process generally includes
an assessment of the potential impacts of any material
environmental, social and governance (ESG) factors on the
long-term risk and return profile of a company.
Manager’s Discussion
The Fund outperformed its benchmark as an overweighting
and stock selection in the information technology (IT)
and stock selection in the consumer discretionary sectors
contributed to relative performance. Stock selection and
an underweighting in the financials sector also contributed.
In contrast, stock selection and an underweighting in the
consumer staples sector detracted from relative results, as
did stock selection in health care and a lack of exposure to utilities.
Geographic Composition
7/31/20
% of Total
Net Assets
Europe 64.3%
North America 10.7%
Asia 9.0%
Australia & New Zealand 5.4%
Latin America & Caribbean 3.8%
Middle East & Africa 2.7%
Short-Term Investments & Other Net Assets 4.1%
Top 10 Countries
7/31/20
a
% of Total
Net Assets
a a
United Kingdom 15.6%
Germany 14.6%
Netherlands 10.3%
Denmark 8.7%
United States 7.2%
Australia 5.4%
Belgium 5.3%
Japan 5.2%
China 3.8%
Argentina 3.8%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page
23
.

Franklin International Growth Fund

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Annual Report
In IT, the continued growth in e-commerce during the global
pandemic supported shares in Canada-based e-commerce
solutions provider Shopify and Netherlands-based payments
processor Adyen. Shopify has continued to see strong
demand for its software and solutions, as retailers look to
move more of their business online to meet the growing
demand for e-commerce and picking up online orders at
the store. Adyen has seen an increase in payment volumes
for online purchases, helping offset the decline in travel
payment volumes and reduced in-person shopping.
In consumer discretionary, China-based tutoring services
company TAL Education Group and Latin American online
marketplace operator MercadoLibre supported relative
performance as the pandemic has led to increased demand
for their online services. While enrollment in TAL Education
Group's in-person classes has declined, online tutoring has
picked up significantly. Similarly, MercadoLibre has benefited from more people staying home, leading to an increase in
order and use of its shipping and payment services.
Elsewhere, Belgium-based clean technologies materials
firm Umicore boosted relative performance, even as near-
term results likely reflect weakness in its battery materials and catalysis businesses due to the temporary drop in
vehicle production. We believe Umicore's clean technology
businesses should benefit from the increasing emphasis on
reducing vehicle emissions globally.
Conversely, in health care, U.K. medical technology
company LivaNova hurt relative performance due to
weak financials in recent quarters. However, the maker of
cardiovascular and neurostimulation equipment may see
increased demand as the ongoing COVID-19 outbreak
could lead to an increase in people needing cardiac and
respiratory support.
Elsewhere, Canada-based flight simulation equipment maker
CAE and Germany-based aircraft engine manufacturer
MTU Aero Engines detracted from relative performance
due to concerns about the drop-off in air traffic following the coronavirus outbreak. Both companies have some exposure
to the defense sector, which could provide some stability
even as civilian air travel declines over the coming months.
U.K.-based oilfield services provider John Wood Group hurt
relative performance due to low oil prices reducing industry spending. We exited the position during the 12-month period.
Ascential, a U.K.-based trade show and events organizer,
also detracted from relative results. The company was hurt
by canceled conferences due to the coronavirus outbreak,
but we expect growth will resume over the long term when
conferences restart once it is safe to do so. In the meantime, we believe Ascential is in a financially strong position and can cope with the current downturn.
It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the
U.S. dollar goes up compared with a foreign currency, an
investment traded in that foreign currency will go down in
value because it will be worth fewer U.S. dollars. This can
have a negative effect on Fund performance. Conversely,
when the U.S. dollar weakens in relation to a foreign
currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance.
For the 12 months ended July 31, 2020, the U.S. dollar
declined in value relative to many currencies in which the
Fund’s investments were traded. As a result, the Fund’s
performance was positively affected by the portfolio’s
Top 10 Industries
7/31/20
.
% of Total
Net Assets
a a
IT Services 11.9%
Software 11.7%
Chemicals 9.5%
Health Care Equipment & Supplies 7.7%
Internet & Direct Marketing Retail 6.7%
Capital Markets 6.0%
Banks 5.8%
Media 5.3%
Biotechnology 4.6%
Pharmaceuticals 4.5%
Top 10 Holdings
7/31/20
Company
Industry , Country
% of Total
Net Assets
a aa
Adyen NV 3.9%
IT Services , Netherlands
TAL Education Group 3.8%
Diversified Consumer Services , China
MercadoLibre , Inc. 3.8%
Internet & Direct Marketing Retail , Argentina
FinecoBank Banca Fineco SpA 3.5%
Banks , Italy
DSV PANALPINA A/S 3.5%
Air Freight & Logistics , Denmark
Keywords Studios plc 3.5%
IT Services , Ireland
CyberAgent , Inc. 3.4%
Media , Japan
Koninklijke DSM NV 3.3%
Chemicals , Netherlands
Deutsche Boerse AG 3.3%
Capital Markets , Germany
SAP SE 3.3%
Software , Germany

Franklin International Growth Fund

franklintempleton.com
Annual Report
investment predominantly in securities with non-U.S.
currency exposure. However, one cannot expect the same
result in future periods.
Thank you for your continued participation in Franklin
International Growth Fund. We look forward to serving your
future investment needs.
Donald G. Huber, CFA
John Remmert
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of July 31, 2020, the end of
the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of July 31, 2020
Franklin International Growth Fund

franklintempleton.com
Annual Report
The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 7/31/20
1
Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A : 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit
franklintempleton.com.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236 .
Share Class
Cumulative
Total Return
2
Average Annual
Total Return
3
–
A
4
1-Year +25.52% +18.63%
5-Year +70.88% +10.06%
10-Year +135.06% +8.31%
Advisor
1-Year +25.90% +25.90%
5-Year +72.85% +11.57%
10-Year +141.48% +9.22%
See page 9 for Performance Summary footnotes.

Franklin International Growth Fund
Performance Summary

franklintempleton.com
Annual Report
See page 9 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
Class A (8/1/10–7/31/20
)
Advisor Class (8/1/10–7/31/20
)

Franklin International Growth Fund
Performance Summary

franklintempleton.com
Annual Report
Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.
All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-
made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.
1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the result would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. Prior to 9/10/18 these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.
5. Source: Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization weighted index designed to measure equity market performance in global devel-
oped markets excluding the U.S. and Canada. The NR Index reflects the deduction of withholding taxes on reinvested dividends.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.
Distributions
(8/1/19–7/31/20)
Share Class
Net Investment
Income
A $0.0210
C $0.0000
R $0.000 0
R6 $0.0729
Advisor $0.0504
Total Annual Operating Expenses
6
Share Class
With Fee
Waiver
Without Fee
Waiver
A 1.13% 1.21%
Advisor 0.88% 0.96%

Your Fund’s Expenses
Franklin International Growth Fund

franklintempleton.com
Annual Report
As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The table below provides information about actual account values and actual expenses in the columns under the heading
“Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the
“Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps ( of course, your account value and expenses will differ from those in this illustration ): Divide your account value by
$1,000 ( if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6 ). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” ( if Actual Expenses Paid During Period
were $7.50, then 8.6 x $7.50 = $64.50 ). In this illustration, the actual expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.
Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.
1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.
Actual
(actual return after expenses)
Hypothetical
(5% annual return before expenses)
Share
Class
Beginning
Account
Value 2/1/20
Ending
Account
Value 7/31/20
Expenses
Paid During
Period
2/1/20–7/31/20
1,2
Ending
Account
Value 7/31/20
Expenses
Paid During
Period
2/1/20–7/31/20
1,2
a
Net
Annualized
Expense
Ratio
2
A $1,000 $1,102.80 $5.80 $1,019.34 $5.57 1.11%
C $1,000 $1,098.80 $9.71 $1,015.61 $9.32 1.86%
R $1,000 $1,101.30 $7.11 $1,018.10 $6.82 1.36%
R6 $1,000 $1,105.50 $3.72 $1,021.33 $3.57 0.71%
Advisor $1,000 $1,103.80 $4.50 $1,020.59 $4.32 0.86%

franklintempleton.com
Annual Report
Franklin International Small Cap Fund
This annual report for Franklin International Small Cap
Fund covers the fiscal year ended July 31, 2020. Effective
June 3, 2013, the Fund closed to new investors, with limited exceptions.
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing
at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller
international companies with market capitalizations not
exceeding $5 billion (or the equivalent in local currencies), or the highest market capitalization of the MSCI Europe,
Australasia and Far East (EAFE) Small Cap Index,
whichever is greater, at the time of purchase. The Fund
considers international companies to be those organized
under the laws of a country outside of the U.S. or having a
principal office in a country outside of the U.S., or whose
securities are listed or traded principally on a recognized
stock exchange or over-the-counter market outside of the
U.S.
Performance Overview
For the 12 months ended July 31, 2020, the Fund’s Class
A shares posted a -25.96% cumulative total return. In
comparison, the Fund’s benchmark, the MSCI Europe,
Australasia and Far East (EAFE) Small Cap Index-NR,
posted a +0.78% total return.
1
Also for comparison, the
Fund’s secondary benchmark, the MSCI EAFE Small Cap
Index posted a +0.43% total return.
1
Both benchmarks track
small cap equity performance in global developed markets
excluding the U.S. and Canada, taking into account the
impact of foreign withholding taxes for the NR benchmark.
You can find the Fund’s long-term performance data in the
Performance Summary beginning on page 14 .
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown. For most recent month-end performance, go
to franklintempleton.com or call (800) 342-5236 .
Investment Strategy
In choosing individual equity investments, we use a
fundamental, bottom-up approach involving in-depth
proprietary analysis of individual equity securities. We
employ a quantitative and qualitative approach to identify
smaller international companies that we believe have the
potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products
and services, which can sustain a longer-term competitive
advantage, and they tend to have a higher probability of
maintaining a strong balance sheet and/or generating cash
flow. After we identify a company, we conduct a thorough
analysis to establish its earnings prospects and determine its value. Overall, we seek to invest in quality companies with
attractive valuations. The investment manager’s process
generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG)
factors on the long-term risk and return profile of a company.
We do not select investments for the Fund that are merely
representative of the small cap asset class but instead aim
to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential.
Although we seek to outperform the MSCI EAFE Small
Cap Index-NR, the Fund may take positions that are not
represented in the index.
Manager’s Discussion
The Fund underperformed its benchmark during the
12-month period under review. Stock selection in the
industrials, communication services and financials sectors
detracted from relative performance. Conversely, an
overweighting in consumer staples and an underweighting in
real estate helped relative results.
Geographic Composition
7/31/20
% of Total
Net Assets
Europe 52.6%
Asia 20.8%
North America 10.2%
Australia & New Zealand 5.3%
Latin America & Caribbean 3.9%
Short-Term Investments & Other Net Assets 7.2%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).The SOI begins on page
30
.

Franklin International Small Cap Fund

franklintempleton.com
Annual Report
In industrials, Spain-based cash management and
transportation business Prosegur Cash hurt relative results.
Shares declined as slower global economic growth due to
the global pandemic weighed on the company's first-quarter
revenues and challenges in the Argentine market further
hurt investor sentiment. Fundamentally, we believe Prosegur
should continue to benefit from its recent divestments of
non-core businesses in France and South Africa, along with
improving organic growth as countries begin to emerge from
lockdown and cash usage picks up.
In communication services, U.K.-based events organizer
Hyve Group detracted from relative results as the firm has
had to postpone or cancel events for the next few months
due to COVID-19. However, we expect that once lockdown
restrictions are lifted and travel resumes, Hyve’s business
should recover. In the meantime, the company has been
cutting costs and undertook a rights issue to ensure it has
the liquidity to ride out the downturn in business.
In financials, Fairfax India Holdings hindered relative
performance. The Canada-based investment company,
with a focus on India, was hurt by concerns about the
impact the weak Indian economic environment and global
lockdowns would have on some of its investments, such as
the Bangalore Airport. Over the longer term we expect the
Bangalore Airport, for instance, to appreciate in value as
more travelers to India pass through it.
Elsewhere, U.K.-based oilfield services firm John Wood
Group was a significant detractor due to concerns about
the industry spending environment over the near term, as
oil prices declined following the price war between Saudi
Arabia and Russia and global economic activity weakened
due to the COVID-19 outbreak. Borr Drilling (not held at
period-end), a Norway-based drillings services provider, also hampered relative performance due to the weaker oil price
environment and concerns about its liquidity during the past
12 months
Conversely, in consumer staples South Korea-based snack
foods maker Orion and Denmark-based cigar manufacturer
Scandinavian Tobacco Group contributed to relative returns,
as more defensive companies have fared better during the
global pandemic. We expect Orion's snack business to
be resilient in its core markets of South Korea, China and
Vietnam during the pandemic. Scandinavian Tobacco Group
has seen robust sales ahead of some excise tax increases
and as consumers stocked up ahead of the lockdowns.
While the second quarter of 2020 was expected to be
challenging, the company expects earnings will begin to
normalize over the second half of the year.
Elsewhere, France-based small appliances manufacturer
SEB contributed to relative performance. Although the
company had shut down some of its plants in Europe, the
move towards home cooking during the national lockdowns
around the world could lead to greater demand for its
products. We believe SEB is also well-positioned to benefit
from the growing Chinese middle class over the longer term.
Germany-based Brenntag and Netherlands-based IMCD,
both chemicals distributors, also boosted relative returns
following better-than-expected earnings reports late in the
reporting period. Brenntag's European business was strong,
with growth in its food and nutrition and cleaning segments
doing well as customers stocked up ahead of the various
regional lockdowns. IMCD saw strength across its business
and was able to continue to operate globally despite strict
lockdowns in many markets. However, IMCD did caution
that predicting how the next few months would unfold
was difficult, given the unpredictable nature of the global
Top 10 Countries
7/31/20
a
% of Total
Net Assets
a a
United Kingdom 13.4%
Sweden 8.6%
Spain 7.2%
France 6.2%
United States 5.1%
Canada 5.0%
India 5.0%
Japan 4.5%
Ireland 4.0%
Chile 3.9%
Top 10 Industries
7/31/20
.
% of Total
Net Assets
a a
Commercial Services & Supplies 14.0%
Insurance 7.7%
Food Products 7.6%
Real Estate Management & Development 6.8%
Capital Markets 5.0%
Machinery 4.5%
Health Care Providers & Services 4.5%
Trading Companies & Distributors 4.3%
Pharmaceuticals 4.1%
Food & Staples Retailing 4.0%

Franklin International Small Cap Fund

franklintempleton.com
Annual Report
pandemic. We believe the company is well-diversified and
has a strong balance sheet that can allow it to weather the
current economic contraction.
It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the
U.S. dollar goes up compared with a foreign currency, an
investment traded in that foreign currency will go down in
value because it will be worth fewer U.S. dollars. This can
have a negative effect on Fund performance. Conversely,
when the U.S. dollar weakens in relation to a foreign
currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance.
For the 12 months ended July 31, 2020, the U.S. dollar rose
in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s
investment predominantly in securities with non-U.S.
currency exposure.
Thank you for your continued participation in Franklin
International Small Cap Fund. We look forward to serving
your future investment needs.
Edwin Lugo, CFA
Lead Portfolio Manager
Pankaj Nevatia
Portfolio Manager
The foregoing information reflects our analysis, opinions
and portfolio holdings as of July 31, 2020, the end of
the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
Top 10 Holdings
7/31/20
Company
Industry , Country
% of Total
Net Assets
a aa
Biffa plc 4.1%
Commercial Services & Supplies , United
Kingdom
Total Produce plc 4.0%
Food & Staples Retailing , Ireland
Liberty Latin America Ltd. 3.9%
Diversified Telecommunication Services , Chile
SEB SA 3.7%
Household Durables , France
Orion Corp. 3.7%
Food Products , South Korea
IMCD NV 3.3%
Trading Companies & Distributors , Netherlands
Arch Capital Group Ltd. 3.0%
Insurance , United States
Zardoya Otis SA 3.0%
Machinery , Spain
Shurgard Self Storage SA 3.0%
Real Estate Management & Development ,
Belgium
Hansen Technologies Ltd. 2.9%
Software , Australia

Performance Summary as of July 31, 2020
Franklin International Small Cap Fund

franklintempleton.com
Annual Report
The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 7/31/20
Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A : 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit
franklintempleton.com.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236 .
Share Class
Cumulative
Total Return
1
Average Annual
Total Return
2
–
A
3
1-Year -25.96% -30.03%
5-Year -21.92% -5.90%
10-Year +31.52% +2.20%
Advisor
1-Year -25.74% -25.74%
5-Year -20.91% -4.58%
10-Year +35.07% +3.05%
See page 16 for Performance Summary footnotes.

Franklin International Small Cap Fund
Performance Summary

franklintempleton.com
Annual Report
See page 16 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
Class A (8/1/10–7/31/20
)
Advisor Class (8/1/10–7/31/20
)

Franklin International Small Cap Fund
Performance Summary

franklintempleton.com
Annual Report
Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.
All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-
made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.
1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Prior to 9/10/18 these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.
4. Source: Morningstar. The MSCI EAFE Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of small cap equity securities of global developed markets excluding the U.S. and Canada. The NR Index reflects the deduction of withholding taxes on reinvested dividends.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.
Distributions
(8/1/19–7/31/20)
Share Class
Long-Term
Capital Gain
A $0.8938
C $0.8938
R $0.8938
R6 $0.8938
Advisor $0.8938
Total Annual Operating Expenses
5
Share Class
A 1.41%
Advisor 1.16%

Your Fund’s Expenses
Franklin International Small Cap Fund

franklintempleton.com
Annual Report
As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The table below provides information about actual account values and actual expenses in the columns under the heading
“Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the
“Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps ( of course, your account value and expenses will differ from those in this illustration ): Divide your account value by
$1,000 ( if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6 ). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” ( if Actual Expenses Paid During Period
were $7.50, then 8.6 x $7.50 =$64.50 ). In this illustration, the actual expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.
Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.
1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.
Actual
(actual return after expenses)
Hypothetical
(5% annual return before expenses)
Share
Class
Beginning
Account
Value 2/1/20
Ending
Account
Value 7/31/20
Expenses
Paid During
Period
2/1/20–7/31/20
1,2
Ending
Account
Value 7/31/20
Expenses
Paid During
Period
2/1/20–7/31/20
1,2
a
Net
Annualized
Expense
Ratio
2
A $1,000 $744.80 $7.28 $1,016.52 $8.42 1.68%
C $1,000 $740.80 $10.43 $1,012.88 $12.07 2.41%
R $1,000 $743.10 $8.04 $1,015.64 $9.30 1.86%
R6 $1,000 $745.80 $5.37 $1,018.71 $6.22 1.24%
Advisor $1,000 $746.20 $5.56 $1,018.50 $6.43 1.28%

Franklin Global Trust
Financial Highlights
Franklin International Growth Fund
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
18
a
Year Ended July 31,
2020 2019 2018 2017 2016
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $14.62 $15.31 $13.18 $11.07 $11.16
Income from investment operations
a
:
Net investment income (loss)
b
.................... (0.04) 0.04 0.06 0.05 0.03
Net realized and unrealized gains (losses) ........... 3.78 (0.50) 2.26 2.12 (0.12)
Total from investment operations .................... 3.74 (0.46) 2.32 2.17 (0.09)
Less distributions from:
Net investment income .......................... (0.02) (0.03) — (0.06) (—)
c
Net realized gains ............................. — (0.20) (0.19) — —
Total distributions ............................... (0.02) (0.23) (0.19) (0.06) (—)
c
Net asset value, end of year ....................... $18.34 $14.62 $15.31 $13.18 $11.07
Total return
d
................................... 25.52% (2.62)% 17.73% 19.70% (0.80)%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.17% 1.19% 1.27% 1.54% 1.65%
Expenses net of waiver and payments by affiliates
e
...... 1.10% 1.05% 1.15% 1.31% 1.44%
Net investment income (loss) ...................... (0.25)% 0.32% 0.43% 0.37% 0.25%
Supplemental data
Net assets, end of year (000’s) ..................... $579,893 $289,944 $161,607 $185,680 $169,994
Portfolio turnover rate ............................ 37.51% 18.11% 58.36% 28.66% 27.27%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Amount rounds to less than $0.01 per share.
d
Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
e
Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Trust
Financial Highlights
Franklin International Growth Fund
(continued)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
19
a
Year Ended July 31,
2020 2019 2018 2017 2016
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $14.00 $14.74 $12.80 $10.77 $10.94
Income from investment operations
a
:
Net investment income (loss)
b
.................... (0.15) (0.06) (0.03) (0.04) (0.05)
Net realized and unrealized gains (losses) ........... 3.61 (0.48) 2.16 2.07 (0.12)
Total from investment operations .................... 3.46 (0.54) 2.13 2.03 (0.17)
Less distributions from:
Net realized gains ............................. — (0.20) (0.19) — —
Net asset value, end of year ....................... $17.46 $14.00 $14.74 $12.80 $10.77
Total return
c
................................... 24.63% (3.34)% 16.76% 18.85% (1.55)%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.92% 1.94% 2.02% 2.29% 2.40%
Expenses net of waiver and payments by affiliates
d
...... 1.85% 1.80% 1.90% 2.06% 2.19%
Net investment income (loss) ...................... (0.98)% (0.43)% (0.32)% (0.38)% (0.50)%
Supplemental data
Net assets, end of year (000’s) ..................... $39,440 $27,397 $22,542 $8,702 $6,773
Portfolio turnover rate ............................ 37.51% 18.11% 58.36% 28.66% 27.27%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
d
Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Trust
Financial Highlights
Franklin International Growth Fund
(continued)
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
20
a
Year Ended July 31,
2020 2019 2018 2017 2016
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $14.50 $15.21 $13.16 $11.02 $11.15
Income from investment operations
a
:
Net investment income (loss)
b
.................... (0.07) —
c
0.04 0.02 (—)
c
Net realized and unrealized gains (losses) ........... 3.73 (0.48) 2.22 2.13 (0.12)
Total from investment operations .................... 3.66 (0.48) 2.26 2.15 (0.12)
Less distributions from:
Net investment income .......................... — (0.03) (0.02) (0.01) (0.01)
Net realized gains ............................. — (0.20) (0.19) — —
Total distributions ............................... — (0.23) (0.21) (0.01) (0.01)
Net asset value, end of year ....................... $18.16 $14.50 $15.21 $13.16 $11.02
Total return .................................... 25.24% (2.88)% 17.34% 19.54% (1.10)%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.41% 1.43% 1.49% 1.76% 1.90%
Expenses net of waiver and payments by affiliates
d
...... 1.35% 1.29% 1.37% 1.53% 1.69%
Net investment income (loss) ...................... (0.45)% 0.08% 0.21% 0.15% (—)%
e
Supplemental data
Net assets, end of year (000’s) ..................... $2,365 $1,848 $1,086 $371 $295
Portfolio turnover rate ............................ 37.51% 18.11% 58.36% 28.66% 27.27%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Amount rounds to less than $0.01 per share.
d
Benefit of expense reduction rounds to less than 0.01%.
e
Rounds to less than 0.01%.

Franklin Global Trust
Financial Highlights
Franklin International Growth Fund
(continued)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
21
a
Year Ended July 31,
2020 2019 2018 2017 2016
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $14.69 $15.34 $13.25 $11.15 $11.25
Income from investment operations
a
:
Net investment income
b
......................... 0.03 0.08 0.12 0.08 0.07
Net realized and unrealized gains (losses) ........... 3.79 (0.48) 2.26 2.15 (0.12)
Total from investment operations .................... 3.82 (0.40) 2.38 2.23 (0.05)
Less distributions from:
Net investment income .......................... (0.07) (0.05) (0.10) (0.13) (0.05)
Net realized gains ............................. — (0.20) (0.19) — —
Total distributions ............................... (0.07) (0.25) (0.29) (0.13) (0.05)
Net asset value, end of year ....................... $18.44 $14.69 $15.34 $13.25 $11.15
Total return .................................... 26.08% (2.26)% 18.15% 20.26% (0.39)%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 0.81% 0.84% 0.85% 0.90% 1.01%
Expenses net of waiver and payments by affiliates
c
...... 0.71% 0.66% 0.71% 0.88% 1.00%
Net investment income ........................... 0.17% 0.71% 0.87% 0.80% 0.69%
Supplemental data
Net assets, end of year (000’s) ..................... $379,331 $344,257 $83,292 $54,347 $122,862
Portfolio turnover rate ............................ 37.51% 18.11% 58.36% 28.66% 27.27%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Trust
Financial Highlights
Franklin International Growth Fund
(continued)
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
22
a
Year Ended July 31,
2020 2019 2018 2017 2016
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $14.66 $15.33 $13.24 $11.13 $11.24
Income from investment operations
a
:
Net investment income
b
......................... —
c
0.09 0.10 0.08 0.05
Net realized and unrealized gains (losses) ........... 3.79 (0.51) 2.26 2.13 (0.12)
Total from investment operations .................... 3.79 (0.42) 2.36 2.21 (0.07)
Less distributions from:
Net investment income .......................... (0.05) (0.05) (0.08) (0.10) (0.04)
Net realized gains ............................. — (0.20) (0.19) — —
Total distributions ............................... (0.05) (0.25) (0.27) (0.10) (0.04)
Net asset value, end of year ....................... $18.40 $14.66 $15.33 $13.24 $11.13
Total return .................................... 25.90% (2.45)% 17.98% 20.04% (0.62)%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 0.92% 0.94% 1.02% 1.29% 1.40%
Expenses net of waiver and payments by affiliates
d
...... 0.85% 0.80% 0.90% 1.06% 1.19%
Net investment income ........................... 0.03% 0.57% 0.68% 0.62% 0.50%
Supplemental data
Net assets, end of year (000’s) ..................... $1,158,652 $863,973 $294,254 $147,926 $110,441
Portfolio turnover rate ............................ 37.51% 18.11% 58.36% 28.66% 27.27%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Amount rounds to less than $0.01 per share.
d
Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Trust
Statement of Investments, July 31, 2020
Franklin International Growth Fund
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
23
a a
Country Shares
a
Value
a
Common Stocks 95.8%
Aerospace & Defense 3.5%
CAE, Inc. ........................................... Canada 834,000 $ 12,447,111
MTU Aero Engines AG ................................. Germany 365,000 63,280,988
75,728,099
Air Freight & Logistics 3.5%
DSV PANALPINA A/S .................................. Denmark 550,000 75,254,218
Banks 5.8%
a
FinecoBank Banca Fineco SpA ........................... Italy 5,230,000 $ 76,235,220
KBC Group NV ....................................... Belgium 855,000 48,744,848
124,980,068
Biotechnology 4.6%
CSL Ltd. ............................................ Australia 299,000 58,164,453
a
Genmab A/S ......................................... Denmark 120,000 41,301,839
99,466,292
Capital Markets 6.0%
Deutsche Boerse AG ................................... Germany 395,000 71,861,722
Intermediate Capital Group plc ........................... United Kingdom 3,256,000 56,997,472
128,859,194
Chemicals 9.5%
Koninklijke DSM NV ................................... Netherlands 470,000 71,934,844
Symrise AG ......................................... Germany 540,000 67,500,063
Umicore SA ......................................... Belgium 1,380,000 65,167,860
204,602,767
Diversified Consumer Services 3.8%
a
TAL Education Group , ADR .............................. China 1,050,000 82,078,500
a
Diversified Telecommunication Services 1.0%
b,c
Cellnex Telecom SA , 144A , Reg S ......................... Spain 360,000 22,654,450
Entertainment 2.0%
CTS Eventim AG & Co. KGaA ............................ Germany 1,080,000 42,867,523
Health Care Equipment & Supplies 7.7%
Cochlear Ltd. ........................................ Australia 428,000 58,414,667
GN Store Nord A/S .................................... Denmark 1,150,000 70,714,228
a
LivaNova plc ......................................... United States 800,000 37,232,000
166,360,895
Internet & Direct Marketing Retail 6.7%
a
boohoo Group plc ..................................... United Kingdom 18,600,000 62,935,799
a
MercadoLibre, Inc. .................................... Argentina 73,000 82,097,260
145,033,059
IT Services 11.9%
a,b,c
Adyen NV , 144A , Reg S ................................ Netherlands 50,000 83,450,673
Amadeus IT Group SA ................................. Spain 700,860 34,994,659
Keywords Studios plc .................................. Ireland 3,000,000 74,697,244
a
Shopify, Inc. , A ....................................... Canada 62,000 63,488,000
256,630,576
Media 5.3%
b,c
Ascential plc , 144A , Reg S .............................. United Kingdom 11,300,000 39,718,230
CyberAgent, Inc. ...................................... Japan 1,305,000 73,811,964
113,530,194
Pharmaceuticals 4.5%
Hikma Pharmaceuticals plc .............................. Jordan 2,100,000 58,848,459

Franklin Global Trust
Statement of Investments
Franklin International Growth Fund
(continued)
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
24
See Abbreviations on page 50 .
a a
Country Shares
a
Value
a
Common Stocks
(continued)
Pharmaceuticals (continued)
Santen Pharmaceutical Co. Ltd. .......................... Japan 2,300,000 38,803,014
97,651,473
Professional Services 2.8%
Experian plc ......................................... United Kingdom 1,750,000 61,132,375
Semiconductors & Semiconductor Equipment 3.1%
ASML Holding NV ..................................... Netherlands 190,000 67,546,418
Software 11.7%
AVEVA Group plc ..................................... United Kingdom 1,160,000 62,608,087
a
CyberArk Software Ltd. ................................. United States 570,000 $ 67,168,800
Sage Group plc (The) .................................. United Kingdom 5,600,000 53,147,377
SAP SE ............................................ Germany 445,000 70,238,765
253,163,029
Trading Companies & Distributors 2.4%
Ferguson plc ......................................... United States 585,000 51,573,724
Total Common Stocks (Cost $ 1,569,316,302 ) ....................................
2,069,112,854
Rights
a a
Rights 0.1%
Diversified Telecommunication Services 0.1%
a
Cellnex Telecom SA , 8/07/20 ............................. Spain 360,000 1,505,292
Total Rights (Cost $ – ) ........................................................
1,505,292
Total Long Term Investments (Cost $ 1,569,316,302 ) .............................
2,070,618,146
a
Short Term Investments 3.7%
a a
Country Shares
a
Value
a
Money Market Funds 3.7%
d,e
Institutional Fiduciary Trust - Money Market Portfolio , 0% ........ United States 79,852,720 79,852,720
Total Money Market Funds (Cost $ 79,852,720 ) ..................................
79,852,720
Total Short Term Investments (Cost $ 79,852,720 ) ................................
79,852,720
a
Total Investments (Cost $ 1,649,169,022 ) 99 .6% ..................................
$2,150,470,866
Other Assets, less Liabilities 0 .4% .............................................
9,209,986
Net Assets 100.0% ...........................................................
$2,159,680,852
a
Non-income producing.
b
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $145,823,353, representing 6.8% of net assets.
c
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At July 31, 2020, the aggregate value of these securities was $145,823,353, representing 6.8% of net assets.
d
See Note 3(f) regarding investments in affiliated management investment companies.
e
The rate shown is the annualized seven-day effective yield at period end.

Franklin Global Trust
Financial Highlights
Franklin International Small Cap Fund
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
25
a
Year Ended July 31,
2020 2019 2018 2017 2016
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $16.48 $19.68 $20.61 $17.55 $19.92
Income from investment operations
a
:
Net investment income
b
......................... 0.02 0.20 0.47 0.19 0.22
Net realized and unrealized gains (losses) ........... (4.05) (2.87) 0.41 4.37 (1.98)
Total from investment operations .................... (4.03) (2.67) 0.88 4.56 (1.76)
Less distributions from:
Net investment income .......................... — (0.27) (1.23) (0.18) (0.24)
Net realized gains ............................. (0.89) (0.26) (0.58) (1.32) (0.37)
Total distributions ............................... (0.89) (0.53) (1.81) (1.50) (0.61)
Net asset value, end of year ....................... $11.56 $16.48 $19.68 $20.61 $17.55
Total return
c
................................... (25.96)% (13.49)% 4.32% 28.31% (8.93)%
Ratios to average net assets
Expenses before expense reduction ................. 1.59% 1.41% 1.38% 1.38% 1.38%
Expenses net of expense reduction .................. 1.58%
d
1.41%
e
1.38%
e
1.38%
e
1.38%
e
Net investment income ........................... 0.13% 1.11% 2.32% 1.05% 1.14%
Supplemental data
Net assets, end of year (000’s) ..................... $48,963 $95,528 $142,505 $161,355 $169,943
Portfolio turnover rate ............................ 28.08% 11.86% 26.98% 21.71% 21.93%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
d
Benefit of waiver and payments by affiliates rounds to less than 0.01%.
e
Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Trust
Financial Highlights
Franklin International Small Cap Fund
(continued)
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
26
a
Year Ended July 31,
2020 2019 2018 2017 2016
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $16.25 $19.42 $20.36 $17.32 $19.60
Income from investment operations
a
:
Net investment income (loss)
b
.................... (0.09) 0.06 0.32 0.05 0.07
Net realized and unrealized gains (losses) ........... (3.96) (2.82) 0.39 4.33 (1.95)
Total from investment operations .................... (4.05) (2.76) 0.71 4.38 (1.88)
Less distributions from:
Net investment income .......................... — (0.15) (1.07) (0.02) (0.03)
Net realized gains ............................. (0.89) (0.26) (0.58) (1.32) (0.37)
Total distributions ............................... (0.89) (0.41) (1.65) (1.34) (0.40)
Net asset value, end of year ....................... $11.31 $16.25 $19.42 $20.36 $17.32
Total return
c
................................... (26.64)% (14.10)% 3.50% 27.39% (9.66)%
Ratios to average net assets
Expenses before expense reduction ................. 2.32% 2.16% 2.14% 2.13% 2.15%
Expenses net of expense reduction .................. 2.31%
d
2.16%
e
2.14%
e
2.13%
e
2.15%
e
Net investment income (loss) ...................... (0.63)% 0.36% 1.56% 0.30% 0.37%
Supplemental data
Net assets, end of year (000’s) ..................... $3,692 $10,942 $19,184 $22,191 $22,699
Portfolio turnover rate ............................ 28.08% 11.86% 26.98% 21.71% 21.93%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
d
Benefit of waiver and payments by affiliates rounds to less than 0.01%.
e
Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Trust
Financial Highlights
Franklin International Small Cap Fund
(continued)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
27
a
Year Ended July 31,
2020 2019 2018 2017 2016
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $16.50 $19.72 $20.66 $17.56 $19.88
Income from investment operations
a
:
Net investment income (loss)
b
.................... (0.01) 0.17 0.42 0.13 0.17
Net realized and unrealized gains (losses) ........... (4.04) (2.89) 0.40 4.41 (1.98)
Total from investment operations .................... (4.05) (2.72) 0.82 4.54 (1.81)
Less distributions from:
Net investment income .......................... — (0.24) (1.18) (0.12) (0.14)
Net realized gains ............................. (0.89) (0.26) (0.58) (1.32) (0.37)
Total distributions ............................... (0.89) (0.50) (1.76) (1.44) (0.51)
Net asset value, end of year ....................... $11.56 $16.50 $19.72 $20.66 $17.56
Total return .................................... (26.23)% (13.67)% 3.97% 28.07% (9.20)%
Ratios to average net assets
Expenses before expense reduction ................. 1.81% 1.66% 1.64% 1.64% 1.64%
Expenses net of expense reduction .................. 1.80%
c
1.66%
d
1.64%
d
1.64%
d
1.64%
d
Net investment income (loss) ...................... (0.06)% 0.86% 2.06% 0.79% 0.88%
Supplemental data
Net assets, end of year (000’s) ..................... $809 $2,482 $3,450 $3,592 $4,735
Portfolio turnover rate ............................ 28.08% 11.86% 26.98% 21.71% 21.93%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Benefit of waiver and payments by affiliates rounds to less than 0.01%.
d
Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Trust
Financial Highlights
Franklin International Small Cap Fund
(continued)
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
28
a
Year Ended July 31,
2020 2019 2018 2017 2016
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $16.54 $19.74 $20.67 $17.61 $20.03
Income from investment operations
a
:
Net investment income
b
......................... 0.08 0.29 0.56 0.27 0.30
Net realized and unrealized gains (losses) ........... (4.07) (2.91) 0.40 4.37 (2.00)
Total from investment operations .................... (3.99) (2.62) 0.96 4.64 (1.70)
Less distributions from:
Net investment income .......................... — (0.32) (1.31) (0.26) (0.35)
Net realized gains ............................. (0.89) (0.26) (0.58) (1.32) (0.37)
Total distributions ............................... (0.89) (0.58) (1.89) (1.58) (0.72)
Net asset value, end of year ....................... $11.66 $16.54 $19.74 $20.67 $17.61
Total return .................................... (25.72)% (13.12)% 4.70% 28.87% (8.61)%
Ratios to average net assets
Expenses before waiver and payments by affiliates and
expense reduction ............................... 1.12% 1.02% 1.01% 0.99% 0.99%
Expenses net of waiver and payments by affiliates and
expense reduction ............................... 1.09% 1.02%
c
1.01%
c
0.99%
c
0.99%
c
Net investment income ........................... 0.54% 1.50% 2.69% 1.44% 1.53%
Supplemental data
Net assets, end of year (000’s) ..................... $4,119 $125,218 $450,645 $492,010 $383,411
Portfolio turnover rate ............................ 28.08% 11.86% 26.98% 21.71% 21.93%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Benefit of expense reduction rounds to less than 0.01%.

Franklin Global Trust
Financial Highlights
Franklin International Small Cap Fund
(continued)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
29
a
Year Ended July 31,
2020 2019 2018 2017 2016
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $16.53 $19.73 $20.67 $17.59 $20.00
Income from investment operations
a
:
Net investment income
b
......................... 0.06 0.23 0.52 0.23 0.25
Net realized and unrealized gains (losses) ........... (4.06) (2.87) 0.40 4.39 (1.97)
Total from investment operations .................... (4.00) (2.64) 0.92 4.62 (1.72)
Less distributions from:
Net investment income .......................... — (0.30) (1.28) (0.22) (0.32)
Net realized gains ............................. (0.89) (0.26) (0.58) (1.32) (0.37)
Total distributions ............................... (0.89) (0.56) (1.86) (1.54) (0.69)
Net asset value, end of year ....................... $11.64 $16.53 $19.73 $20.67 $17.59
Total return .................................... (25.74)% (13.22)% 4.51% 28.68% (8.74)%
Ratios to average net assets
Expenses before expense reduction ................. 1.27% 1.16% 1.14% 1.14% 1.14%
Expenses net of expense reduction .................. 1.26%
c
1.16%
d
1.14%
d
1.14%
d
1.14%
d
Net investment income ........................... 0.41% 1.36% 2.56% 1.29% 1.38%
Supplemental data
Net assets, end of year (000’s) ..................... $50,041 $439,650 $763,309 $749,573 $827,351
Portfolio turnover rate ............................ 28.08% 11.86% 26.98% 21.71% 21.93%
a
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Benefit of expense reduction rounds to less than 0.01%.
d
Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Franklin Global Trust
Statement of Investments, July 31, 2020
Franklin International Small Cap Fund
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
30
a a
Country Shares
a
Value
a
Common Stocks 92.8%
Air Freight & Logistics 2.4%
Mainfreight Ltd. ....................................... New Zealand 82,228 $ 2,570,412
Capital Markets 5.0%
a,b,c
Fairfax India Holdings Corp., 144A, Reg S ................... India 331,000 2,621,520
IIFL Wealth Management Ltd. ............................ India 196,100 2,791,528
5,413,048
Chemicals 1.6%
a
Hexpol AB ........................................... Sweden 262,900 1,749,488
a
Commercial Services & Supplies 14.0%
b,c
Biffa plc, 144A, Reg S .................................. United Kingdom 1,640,579 4,363,694
a
Elis SA ............................................. France 221,060 2,685,631
K-Bro Linen, Inc. ...................................... Canada 127,000 2,664,402
a
Loomis AB .......................................... Sweden 127,636 3,050,237
b,c
Prosegur Cash SA, 144A, Reg S .......................... Spain 2,752,100 2,270,247
15,034,211
Distributors 1.9%
Headlam Group plc .................................... United Kingdom 578,388 2,082,211
Diversified Telecommunication Services 3.9%
a
Liberty Latin America Ltd., A ............................. Chile 405,900 4,172,652
a
Energy Equipment & Services 0.4%
John Wood Group plc .................................. United Kingdom 195,075 484,945
Entertainment 2.6%
CTS Eventim AG & Co. KGaA ............................ Germany 71,700 2,845,927
Equity Real Estate Investment Trusts (REITs) 2.2%
Lar Espana Real Estate Socimi SA ........................ Spain 442,210 2,317,814
Food & Staples Retailing 4.0%
d
Total Produce plc ..................................... Ireland 3,381,277 4,257,750
Food Products 7.6%
a
Cloetta AB, B ........................................ Sweden 969,736 2,681,565
Devro plc ........................................... United Kingdom 721,700 1,534,318
Orion Corp. .......................................... South Korea 35,700 4,003,675
8,219,558
Health Care Providers & Services 4.5%
BML, Inc. ........................................... Japan 119,100 2,965,700
Solasto Corp. ........................................ Japan 193,900 1,876,419
4,842,119
Household Durables 3.7%
SEB SA ............................................ France 24,000 3,962,585
Insurance 7.7%
a
Arch Capital Group Ltd. ................................. United States 105,421 3,241,696
Fairfax Financial Holdings Ltd. ........................... Canada 8,800 2,757,342
RenaissanceRe Holdings Ltd. ............................ United States 12,400 2,236,712
8,235,750
Internet & Direct Marketing Retail 1.7%
b,c
Dustin Group AB, 144A, Reg S ........................... Sweden 300,251 1,824,235

Franklin Global Trust
Statement of Investments
Franklin International Small Cap Fund
(continued)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
31
a a
Country Shares
a
Value
a
Common Stocks
(continued)
IT Services 2.8%
TravelSky Technology Ltd., H ............................ China 1,568,600 $ 3,017,200
Machinery 4.5%
IMA Industria Macchine Automatiche SpA ................... Italy 3,761 299,018
Trifast plc ........................................... United Kingdom 1,002,400 1,402,608
Zardoya Otis SA ...................................... Spain 481,008 3,192,834
4,894,460
Marine 2.2%
Clarkson plc ......................................... United Kingdom 77,694 2,087,256
a
Diana Shipping, Inc. ................................... Greece 167,205 232,415
2,319,671
Media 0.9%
Hyve Group plc ....................................... United Kingdom 886,021 931,850
Metals & Mining 0.2%
Straits Trading Co. Ltd. ................................. Singapore 234,000 263,732
Pharmaceuticals 4.1%
Haw Par Corp. Ltd. .................................... Singapore 372,300 2,517,781
Recordati SpA ........................................ Italy 35,200 1,890,439
4,408,220
Real Estate Management & Development 6.8%
a
Foxtons Group plc ..................................... United Kingdom 2,339,700 1,089,281
Hang Lung Group Ltd. .................................. Hong Kong 1,004,400 2,430,665
LSL Property Services plc ............................... United Kingdom 197,100 492,825
Shurgard Self Storage SA ............................... Belgium 83,200 3,264,002
7,276,773
Software 2.9%
Hansen Technologies Ltd. ............................... Australia 1,502,764 3,144,169
Tobacco 0.9%
b,c
Scandinavian Tobacco Group A/S, A, 144A, Reg S ............ Denmark 68,138 1,002,123
Trading Companies & Distributors 4.3%
Brenntag AG ......................................... Germany 17,000 1,049,032
IMCD NV ........................................... Netherlands 34,400 3,556,919
4,605,951
Total Common Stocks (Cost $111,916,031) .....................................
99,876,854
Short Term Investments 2.9%
a a
Country
Principal
Amount
*
a
Value
a a a a a a
Time Deposits 2.8%
National Bank of Canada, 0.05%, 8/03/20 ................... Canada 3,000,000 3,000,000
Total Time Deposits (Cost $3,000,000) .........................................
3,000,000

Franklin Global Trust
Statement of Investments
Franklin International Small Cap Fund
(continued)
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
32
See Abbreviations on page 50 .
Short Term Investments
(continued)
a a
Country Shares a Value
a a a a a a
e
Investments from Cash Collateral Received for
Loaned Securities 0.1%
Money Market Funds 0.1%
f,g
Institutional Fiduciary Trust - Money Market Portfolio, 0% ........ United States 96,000 $ 96,000
Principal
Amount
*
e
Investments from Cash Collateral Received for
Loaned Securities 0.0%
†
Repurchase Agreements 0.0%
†
h
Joint Repurchase Agreement, BNP Paribas SA, 0.08%, 8/03/20
(Maturity Value $25,177)
Collateralized by U.S. Treasury Bonds, 8.75%, 8/15/20; U.S.
Treasury Notes, 1.125% - 2.875%, 8/15/20 - 10/31/23; and
U.S. Treasury Notes, Index Linked, 0.625%, 1/15/24 (valued at
$25,681) .......................................... 25,177 25,177
Total Investments from Cash Collateral Received for Loaned Securities
(Cost $121,177) .............................................................
121,177
Total Short Term Investments (Cost $3,121,177 ) .................................
3,121,177
a
Total Investments (Cost $115,037,208) 95.7% ...................................
$102,998,031
Other Assets, less Liabilities 4.3% .............................................
4,625,404
Net Assets 100.0% ...........................................................
$107,623,435
*
The principal amount is stated in U.S. dollars unless otherwise indicated.
†
Rounds to less than 0.1% of net assets.
a
Non-income producing.
b
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $12,081,819, representing 11.2% of net assets.
c
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At July 31, 2020, the aggregate value of these securities was $12,081,819, representing 11.2% of net assets.
d
A portion or all of the security is on loan at July 31, 2020. See Note 1(d).
e
See Note 1(d) regarding securities on loan.
f
See Note 3(f) regarding investments in affiliated management investment companies.
g
The rate shown is the annualized seven-day effective yield at period end.
h
See Note 1(c) regarding joint repurchase agreement.

Franklin Global Trust
Financial Statements
Statements of Assets and Liabilities
July 31, 2020
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
33
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers .................................................. $1,569,316,302 $114,916,031
Cost - Non-controlled affiliates (Note 3 f and 9 ) ................................... 79,852,720 96,000
Cost - Unaffiliated repurchase agreements ..................................... — 25,177
Value - Unaffiliated issuers (Includes securities loaned $— and $114,986, respectively) ... $2,070,618,146 $102,876,854
Value - Non-controlled affiliates (Note 3 f and 9 ) .................................. 79,852,720 96,000
Value - Unaffiliated repurchase agreements ..................................... — 25,177
Cash ................................................................... — 772,026
Receivables:
Investment securities sold .................................................. 4,237,373 1,345,481
Capital shares sold ....................................................... 10,058,754 39,377
Dividends and interest .................................................... 2,493,359 2 ,632,821
European Union tax reclaims ............................................... 47,452 474,944
Other assets ............................................................. 1,304 272
Total assets ......................................................... 2,167,309,108 108,262,952
Liabilities:
Payables:
Investment securities purchased ............................................. 3,425,304 1,328
Capital shares redeemed .................................................. 2,431,323 241,170
Management fees ........................................................ 1,237,402 84,638
Distribution fees ......................................................... 153,143 14,399
Transfer agent fees ....................................................... 182,062 51,156
Professional fees ........................................................ 68,153 81,128
Funds advanced by custodian ................................................ 12,138 —
Payable upon return of securities loaned ........................................ — 121,177
Accrued expenses and other liabilities .......................................... 118,731 44,521
Total liabilities ........................................................ 7,628,256 639,517
Net assets, at value ................................................ $2,159,680,852 $107,623,435
Net assets consist of:
Paid-in capital ............................................................ $1,607,183,903 $300,345,631
Total distributable earnings (losses) ............................................ 552,496,949 (192,722,196)
Net assets, at value ................................................ $2,159,680,852 $107,623,435

Franklin Global Trust
Financial Statements
Statements of Assets and Liabilities
(continued)
July 31, 2020
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
34
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
Class A:
Net assets, at value ...................................................... $579,892,713 $48,962,584
Shares outstanding ....................................................... 31,617,814 4,234,480
Net asset value per share
a
................................................. $18.34 $11.56
Maximum offering price per share (net asset value per share ÷ 94.50% and 94.50% , respectively ) ............................................................ $19.41 $12.23
Class C:
Net assets, at value ...................................................... $39,440,387 $3,691,879
Shares outstanding ....................................................... 2,259,409 326,556
Net asset value and maximum offering price per share
a
............................ $17.46 $11.31
Class R:
Net assets, at value ...................................................... $2,364,563 $808,963
Shares outstanding ....................................................... 130,190 70,009
Net asset value and maximum offering price per share ............................ $18.16 $11.56
Class R6:
Net assets, at value ...................................................... $379,330,784 $4,118,781
Shares outstanding ....................................................... 20,574,848 353,350
Net asset value and maximum offering price per share ............................ $18.44 $11.66
Advisor Class:
Net assets, at value ...................................................... $1,158,652,405 $50,041,228
Shares outstanding ....................................................... 62,962,389 4,297,831
Net asset value and maximum offering price per share ............................ $18.40 $11.64
a
Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Franklin Global Trust
Financial Statements
Statements of Operations
for the year ended July 31, 2020
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report
35
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
Investment income:
Dividends: (net of foreign taxes of $1,028,781 and $796,841, respectively)
Unaffiliated issuers ....................................................... $14,747,827 $5,781,167
Non-controlled affiliates (Note 3 f and 9 ) ........................................ 671,488 —
Interest:
Unaffiliated issuers ....................................................... — 37,417
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) .................................... — 1,620
Non-controlled affiliates (Note 3 f ) ............................................ — 1,144
Total investment income .................................................. 15,419,315 5,821,348
Expenses:
Management fees (Note 3 a ) .................................................. 12,943,743 3,315,784
Distribution fees: (Note 3c )
Class A ............................................................... 1,083,751 182,206
Class C ............................................................... 320,055 69,589
Class R ............................................................... 9,331 10,811
Transfer agent fees: (Note 3e )
Class A ................................................................. 627,895 141,738
Class C ................................................................. 46,385 13,574
Class R ................................................................. 2,747 4,200
Class R6 ................................................................ 127,133 9,358
Advisor Class ............................................................ 1,383,998 479,088
Custodian fees (Note 4 ) ..................................................... 165,193 120,015
Reports to shareholders ..................................................... 113,425 40,519
Registration and filing fees ................................................... 187,582 92,638
Professional fees .......................................................... 106,799 158,163
Trustees' fees and expenses ................................................. 63,609 21,828
Other ................................................................... 38,055 36,343
Total expenses ........................................................ 17,219,701 4,695,854
Expense reductions (Note 4 ) .............................................. (520) (24,185)
Expenses waived/paid by affiliates (Note 3 f and 3 g ) ............................. (1,256,576) (5,670)
Net expenses ........................................................ 15,962,605 4,665,999
Net investment income (loss) ........................................... (543,290) 1,155,349
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers ..................................................... 85,503,875 (146,858,194)
Non-controlled affiliates (Note 3 f and 9 ) ...................................... — (11,725,565)
Foreign currency transactions ............................................... 7,929 (253,580)
Net realized gain (loss) ................................................. 85,511,804 (158,837,339)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ..................................................... 328,846,172 41,679,561
Translation of other assets and liabilities denominated in foreign currencies ............. 109,518 353,786
Net change in unrealized appreciation (depreciation) ........................... 328,955,690 42,033,347
Net realized and unrealized gain (loss) ........................................... 414,467,494 (116,803,992)
Net increase (decrease) in net assets resulting from operations ......................... $413,924,204 $(115,648,643)

Franklin Global Trust
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.
36
Franklin International Growth Fund Franklin International Small Cap Fund
Year Ended
July 31, 2020
Year Ended
July 31, 2019
Year Ended
July 31, 2020
Year Ended
July 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss) ....... $(543,290) $5,058,851 $1,155,349 $13,625,647
Net realized gain (loss) ............ 85,511,804 (24,225,730) (158,837,339) 34,477,315
Net change in unrealized appreciation
(depreciation) ................. 328,955,690 57,121,808 42,033,347 (210,441,176)
Net increase (decrease) in net
assets resulting f rom operations . 413,924,204 37,954,929 (115,648,643) (162,338,214)
Distributions to shareholders:
Class A ........................ (583,191) (3,419,430) (4,656,796) (3,615,239)
Class C ........................ — (341,396) (447,264) (337,683)
Class R ........................ — (24,774) (140,313) (82,207)
Class R6 ....................... (1,649,415) (2,237,447) (355,953) (9,249,294)
Advisor Class ................... (2,923,733) (7,947,860) (17,447,793) (18,744,843)
Total distributions to shareholders ..... (5,156,339) (13,970,907) (23,048,119) (32,029,266)
Capital share transactions: (Note 2 )
Class A ........................ 182,045,351 128,841,303 (20,353,602) (25,249,304)
Class C ........................ 5,030,644 5,920,180 (4,831,150) (5,476,260)
Class R ........................ 70,865 763,393 (864,453) (431,678)
Class R6 ....................... (47,087,606) 257,160,944 (114,139,053) (274,102,642)
Advisor Class ................... 83,434,176 547,968,186 (287,311,317) (205,644,420)
Total capital share transactions ....... 223,493,430 940,654,006 (427,499,575) (510,904,304)
Net increase (decrease) in net
assets ..................... 632,261,295 964,638,028 (566,196,337) (705,271,784)
Net assets:
Beginning of year .................. 1,527,419,557 562,781,529 673,819,772 1,379,091,556
End of year ...................... $2,159,680,852 $1,527,419,557 $107,623,435 $673,819,772

Franklin Global Trust
37
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Annual Report
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Franklin Global Trust (Trust) is registered under the
Investment Company Act of 1940 (1940 Act) as an open-
end management investment company, consisting of three
separate funds, two of which are included in this report
(Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles
(U.S. GAAP). The Funds offer five classes of shares: Class
A, Class C, Class R, Class R6, and Advisor Class. Class C
shares automatically convert to Class A shares after they
have been held for 10 years. Each class of shares may
differ by its initial sales load, contingent deferred sales
charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements
for distribution and transfer agent fees. Franklin International
Small Cap Fund was closed to new investors with limited
exceptions effective June 3, 2013.
The following summarizes the Funds' significant accounting
policies.
a. Financial Instrument Valuation
The Funds' investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Funds calculate the net asset
value (NAV) per share each business day as of 4 p.m.
Eastern time or the regularly scheduled close of the New
York Stock Exchange (NYSE), whichever is earlier. Under
compliance policies and procedures approved by the Trust's
Board of Trustees (the Board), the Funds' administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Investments in open-end mutual funds are valued at the
closing NAV. Investments in repurchase agreements and
time deposits are valued at cost, which approximates fair
value.
The Funds have procedures to determine the fair value
of financial instruments for which market prices are not
reliable or readily available. Under these procedures, the
Funds primarily employ a market-based approach which
may use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may
not take place on every Funds' business day. Events can
occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Funds' portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Funds' portfolio securities
to the latest indications of fair value at 4 p.m. Eastern time.
At July 31, 2020, certain securities may have been fair
valued using these procedures, in which case the securities
were categorized as Level 2 inputs within the fair value
hierarchy. See the Fair Value Measurements note for more
information.

Franklin Global Trust
Notes to Financial Statements
38
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Annual Report
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Funds'  NAV is not calculated, which could result
in differences between the value of the Funds' portfolio
securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Funds for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Funds do not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statements of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Joint Repurchase Agreement
Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited
into a joint cash account with other funds managed by
the investment manager or an affiliate of the investment
manager and is used to invest in one or more repurchase
agreements. The value and face amount of the joint
repurchase agreement are allocated to the funds based on
their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by
securities which are delivered to the Funds' custodian.
The fair value, including accrued interest, of the initial
collateralization is required to be at least 102% of the
dollar amount invested by the funds, with the value of the
underlying securities marked to market daily to maintain
coverage of at least 100%. Repurchase agreements are
subject to the terms of Master Repurchase Agreements
(MRAs) with approved counterparties (sellers). The MRAs
contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase
agreements. In the event of default by either the seller or the
Funds, certain MRAs may permit the non-defaulting party
to net and close-out all transactions, if any, traded under
such agreements. The Funds may sell securities it holds as
collateral and apply the proceeds towards the repurchase
price and any other amounts owed by the seller to the Funds
in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The
joint repurchase agreement held by the Funds at year end,
as indicated in the Statements of Investments, had been
entered into on July 31, 2020.
d. Securities Lending
Certain or all Funds participate in an agency based
securities lending program to earn additional income. The
Fund receives collateral in the form of cash and/or U.S.
Government and Agency securities against the loaned
securities in an amount equal to at least 102% of the fair
value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the
fair value of loaned securities, as determined at the close of
Fund business each day; any additional collateral required
due to changes in security values is delivered to the Fund
on the next business day. Any cash collateral received is
deposited into a joint cash account with other funds and
is used to invest in a money market fund managed by
Franklin Advisers, Inc., an affiliate of the Funds, and/or a
1. Organization and Significant Accounting Policies
(continued)
a. Financial Instrument Valuation
(continued)

Franklin Global Trust
Notes to Financial Statements
39
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Annual Report
joint repurchase agreement as included in the Statements of
Assets and Liabilities. The Fund may receive income from
the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities
loaned, net of fees paid to the securities lending agent
and/or third-party vendor, is reported separately in the
Statements of Operations. The Fund bears the market risk
with respect to any cash collateral investment, securities
loaned, and the risk that the agent may default on its
obligations to the Fund. If the borrower defaults on its
obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using
the collateral received. The securities lending agent has
agreed to indemnify the Fund in the event of default by a
third party borrower.
e. Income and Deferred Taxes
It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Funds may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that
exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the
valuation date.
As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional
tax reclaims for previously withheld taxes on dividends
earned in those countries (EU reclaims). These additional
filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European
Union, as well as a number of related judicial proceedings.
Income recognized, if any, for EU reclaims is reflected as
other income in the Statements of Operations and any
related receivable, if any, is reflected as European Union
tax reclaims in the Statements of Assets and Liabilities.
When uncertainty exists as to the ultimate resolution of
these proceedings, the likelihood of receipt of these EU
reclaims, and the potential timing of payment, no amounts
are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce
the amounts of foreign taxes Fund shareholders can use as
tax credits in their individual income tax returns.
Each Fund may recognize an income tax liability related
to its uncertain tax positions under U.S. GAAP when the
uncertain tax position has a less than 50% probability that
it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
f. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income
is recorded on the ex-dividend date except for certain
dividends from securities where the dividend rate is not
available. In such cases, the dividend is recorded as soon
as the information is received by the Funds. Distributions
to shareholders are recorded on the ex-dividend date.
Distributable earnings are determined according to income
tax regulations (tax basis) and may differ from earnings
recorded in accordance with U.S. GAAP. These differences
may be permanent or temporary. Permanent differences
are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net
assets or the results of operations. Temporary differences
are not reclassified, as they may reverse in subsequent
periods.
Common expenses incurred by the Trust are allocated
among the Funds based on the ratio of net assets of each
Fund to the combined net assets of the Trust or based on
the ratio of number of shareholders of each Fund to the
combined number of shareholders of the Trust. Fund specific
expenses are charged directly to the Fund that incurred the
expense.
1. Organization and Significant Accounting Policies
(continued)
d. Securities Lending
(continued)

Franklin Global Trust
Notes to Financial Statements
40
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Annual Report
Realized and unrealized gains and losses and net
investment income, excluding class specific expenses,
are allocated daily to each class of shares based upon the
relative proportion of net assets of each class. Differences in per share distributions by class are generally due to
differences in class specific expenses.
g. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
h. Guarantees and Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.
Additionally, in the normal course of business, the Trust,
on behalf of the Funds, enters into contracts with service
providers that contain general indemnification clauses. The
Trust's maximum exposure under these arrangements is
unknown as this would involve future claims that may be
made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.
1. Organization and Significant Accounting Policies
(continued)
f. Security Transactions, Investment Income,
Expenses and Distributions
(continued)

Franklin Global Trust
Notes to Financial Statements
41
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Annual Report
2. Shares of Beneficial Interest
At July 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:
Franklin International Growth
Fund
Franklin International Small Cap
Fund
Shares Amount Shares Amount
Class A
Class A Shares:
Year ended July 31, 2020
Shares sold ................................... 20,440,895 $317,871,493 399,226 $5,855,089
Shares issued in reinvestment of distributions .......... 27,191 447,558 281,052 4,578,338
Shares redeemed ............................... (8,678,459) (136,273,700) (2,243,743) (30,787,029)
Net increase (decrease) 11,789,627 $182,045,351 (1,563,465) $(20,353,602)
Year ended July 31, 2019
Shares sold
a
................................... 13,452,761 $186,851,311 454,186 $7,950,234
Shares issued in reinvestment of distributions .......... 275,313 3,402,876 226,177 3,555,510
Shares redeemed ............................... (4,456,618) (61,412,884) (2,124,199) (36,755,048)
Net increase (decrease) 9,271,456 $128,841,303 (1,443,836) $(25,249,304)
Class C
Class C Shares:
Year ended July 31, 2020
Shares sold ................................... 940,559 $14,461,467 25,853 $366,741
Shares issued in reinvestment of distributions .......... — — 25,962 415,659
Shares redeemed ............................... (637,542) (9,430,823) (398,688) (5,613,550)
Net increase (decrease) 303,017 $5,030,644 (346,873) $(4,831,150)
Year ended July 31, 2019
Shares sold ................................... 1,234,966 $16,656,114 24,420 $424,524
Shares issued in reinvestment of distributions .......... 28,660 340,765 20,614 321,162
Shares redeemed
a
.............................. (836,352) (11,076,699) (359,485) (6,221,946)
Net increase (decrease) 427,274 $5,920,180 (314,451) $(5,476,260)
Class R
Class R Shares:
Year ended July 31, 2020
Shares sold ................................... 71,453 $1,115,544 45,497 $620,017
Shares issued in reinvestment of distributions .......... — — 8,608 140,313
Shares redeemed ............................... (68,759) (1,044,679) (134,481) (1,624,783)
Net increase (decrease) 2,694 $70,865 (80,376) $(864,453)
Year ended July 31, 2019
Shares sold ................................... 82,357 $1,121,235 27,845 $491,911
Shares issued in reinvestment of distributions .......... 2,019 24,774 5,213 82,207
Shares redeemed ............................... (28,249) (382,616) (57,568) (1,005,796)
Net increase (decrease) 56,127 $763,393 (24,510) $(431,678)
Class R6

Franklin Global Trust
Notes to Financial Statements
42
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Annual Report
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:
Franklin International Growth
Fund
Franklin International Small Cap
Fund
Shares Amount Shares Amount
Class R6 Shares:
Year ended July 31, 2020
Shares sold ................................... 7,293,980 $114,461,487 175,862 $2,471,173
Shares issued in reinvestment of distributions .......... 94,434 1,559,108 21,718 355,953
Shares redeemed ............................... (10,252,205) (163,108,201) (7,413,810) (116,966,179)
Net increase (decrease) (2,863,791) $(47,087,606) (7,216,230) $(114,139,053)
Year ended July 31, 2019
Shares sold ................................... 21,178,748 $302,629,777 2,008,931 $34,310,291
Shares issued in reinvestment of distributions .......... 155,508 1,925,193 582,814 9,173,488
Shares redeemed ............................... (3,324,427) (47,394,026) (17,855,740) (317,586,421)
Net increase (decrease) 18,009,829 $257,160,944 (15,263,995) $(274,102,642)
Advisor Class
Advisor Class Shares:
Year ended July 31, 2020
Shares sold ................................... 31,289,356 $494,640,659 2,151,343 $31,485,266
Shares issued in reinvestment of distributions .......... 142,097 2,343,172 1,005,623 16,462,058
Shares redeemed ............................... (27,398,771) (413,549,655) (25,451,802) (335,258,641)
Net increase (decrease) 4,032,682 $83,434,176 (22,294,836) $(287,311,317)
Year ended July 31, 2019
Shares sold ................................... 56,198,590 $774,168,536 11,136,216 $192,279,888
Shares issued in reinvestment of distributions .......... 556,996 6,890,035 1,090,756 17,179,406
Shares redeemed ............................... (17,025,787) (233,090,385) (24,313,451) (415,103,714)
Net increase (decrease) 39,729,799 $547,968,186 (12,086,479) $(205,644,420)
a
May include a portion of Class C shares that were automatically converted to Class A.
Subsidiary Affiliation
Franklin Advisers, Inc. (Advisers) Investment manager
Franklin Templeton Institutional, LLC (FT Institutional) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Franklin Templeton Distributors, Inc. (Distributors) Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services) Transfer agent
2. Shares of Beneficial Interest
(continued)

Franklin Global Trust
Notes to Financial Statements
43
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Annual Report
a. Management Fees
Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:
For the year ended July 31, 2020, the gross effective investment management fee rate was 0.733% of the Fund’s average daily net assets.
Franklin International Small Cap Fund pays an investment management fee to Advisers of 0.950% per year of the average daily net assets of the Fund.
Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin
International Small Cap Fund. The subadvisory fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.
b. Administrative Fees
Under an agreement with FT Institutional and Advisers, FT Services provides administrative services to the Funds. The fee is paid by FT Institutional and Advisers based on each of the Fund’s average daily net assets, and is not an additional expense of the Funds.
c. Distribution Fees
The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse
Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each
Fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.
The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:
Annualized Fee Rate Net Assets
0.760% Up to and including $500 million
0.740% Over $500 million, up to and including $1 billion
0.720% Over $1 billion, up to and including $1.5 billion
0.700% Over $1.5 billion, up to and including $6.5 billion
0.675% Over $6.5 billion, up to and including $11.5 billion
0.655% Over $11.5 billion, up to and including $16.5 billion
0.635% Over $16.5 billion, up to and including $19 billion
0.615% Over $19 billion, up to and including $21.5 billion
0.600% In excess of $21.5 billion
3. Transactions with Affiliates
(continued)

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Notes to Financial Statements
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The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.
d. Sales Charges/Underwriting Agreements
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:
e. Transfer Agent Fees
Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations.
The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.
For the year ended July 31, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:
f. Investments in Affiliated Management Investment Companies
Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended July 31, 2020, investments in affiliated management investment companies were as follows:
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
Reimbursement Plans:
Class A ............................... 0.35% 0.35%
Compensation Plans:
Class C ............................... 1.00% 1.00%
Class R ............................... 0.50% 0.50%
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
Sales charges retained net of commissions paid to
unaffiliated brokers/dealers .................. $155,837 $2,918
CDSC retained ........................... $13,541 $175
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
Transfer agent fees ........................ $930,930 $267,405
3. Transactions with Affiliates
(continued)
c. Distribution Fees
(continued)

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Notes to Financial Statements
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g. Waiver and Expense Reimbursements
FT Institutional and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin International Growth Fund so that the operating expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class
of the Fund do not exceed 0.86%, and for Class R6 does not exceed 0.72% based on the average net assets of each class until November 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.
Prior to December 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.69% based on the average net assets of the class.
For Franklin International Small Cap Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until November 30,
2020.
h. Interfund Transactions
Franklin International Small Cap Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended July
31, 2020, these purchase and sale transactions aggregated $0 and $6,132,011, respectively.
i. Other Affiliated Transactions
During the year ended July 31, 2020, affiliated parties reimbursed the Franklin International Small Cap Fund $485,005 for
losses resulting from a NAV error.  This reimbursement is reflected in capital share transactions in the Statements of Changes in Net Assets.
a
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a a a a a a a a a
Franklin International Growth Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0% ......... $58,630,699 $656,918,379 $(635,696,358) $ — $ — $ 79,852,720 79,852,720 $ 671,488
Total Affiliated Securities .... $58,630,699 $656,918,379 $(635,696,358) $— $— $79,852,720 $671,488
Franklin International Small Cap Fund
Non-Controlled Affiliates
Income from
securities
loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0% ......... $— $8,604,000 $(8,508,000) $ — $ — $ 96,000 96,000 $ 1,144
Total Affiliated Securities .... $— $8,604,000 $(8,508,000) $— $— $96,000 $1,144
3. Transactions with Affiliates
(continued)
f. Investments in Affiliated Management Investment Companies
(continued)

Franklin Global Trust
Notes to Financial Statements
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4. Expense Offset Arrangement
The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2020, the custodian fees were reduced as noted in the Statements of Operations.
5. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains.
At July 31, 2020, the capital loss carryforwards were as follows:
During the year ended July 31, 2020, Franklin International Growth Fund utilized $22,685,440 of capital loss carryforwards.
For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At July 31, 2020, Franklin International Small Cap Fund deferred post-October capital losses of
$10,949,082.
The tax character of distributions paid during the years ended July 31, 2020 and 2019, was as follows:
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
1 1 1
Capital loss carryforwards not subject to expiration:
Short term ............................. $ — $ 19,767,656
Long term ............................. — 150,025,089
Total capital loss carryforwards ............ $— $169,792,745
Franklin International Growth Fund
Franklin International Small Cap
Fund
2020 2019 2020 2019
Distributions paid from:
Ordinary income ........................ $5,156,339 $4,271,560 $— $32,020,604
Long term capital gain .................... — 9,699,347 23,048,119 8,662
$5,156,339 $13,970,907 $23,048,119 $32,029,266

Franklin Global Trust
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At July 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed or long term capital gains for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims, passive foreign investment company shares and wash sales.
The Franklin International Growth Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.
6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2020, were as follows:
At July 31, 2020, in connection with securities lending transactions, the Franklin International Small Cap Fund loaned equity investments and received $121,177 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities. The agreements can be terminated at any time.
7. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European
Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
a a a
Cost of investments ....................... $1,653,722,233 $115,532,498
Unrealized appreciation ..................... $577,424,787 $10,705,998
Unrealized depreciation ..................... (80,676,154) (23,240,465)
Net unrealized appreciation (depreciation) ....... $496,748,633 $(12,534,467)
Distributable earnings:
Undistributed ordinary income ................ $1,993,728 $—
Undistributed long term capital gains ........... 53,594,788 —
Total distributable earnings .................. $55,588,516 $—
Franklin
International
Growth Fund
Franklin
International
Small Cap Fund
Purchases .............................. $827,170,202 $98,278,392
Sales .................................. $637,049,090 $572,020,090
5. Income Taxes
(continued)

Franklin Global Trust
Notes to Financial Statements
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8. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.
9. Holdings of 5% Voting Securities of Portfolio Companies
The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended July 31, 2020, investments in “affiliated companies” were as follows:
10. Credit Facility
The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin
Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.
Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility.
These fees are reflected in other expenses in the Statements of Operations. During the year ended July 31, 2020, Franklin
International Small Cap Fund utilized the Global Credit Facility by drawing down $30,000,000 on April 7, 2020. The drawdown was repaid in two installments with the final payment made on May 5, 2020. The average borrowing and the average interest rate for the days with outstanding borrowings were $22,857,143 and 1.40%, respectively.
11. Fair Value Measurements
The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
Franklin International Small Cap Fund
Non-Controlled Affiliates
Dividends
Diana Shipping, Inc ....... $ 26,571,852 $ — $ (13,022,791) $ (10,870,115) $ —
a
$—
a
—
a
$ —
Headlam Group plc ....... 24,464,461 — (7,146,744) (855,450) —
a
—
a
—
a
—
Total Affiliated Securities
(Value is —% of Net Assets) $51,036,313 $— $(20,169,535) $ (11,725,565) $ — $— $—
a
As of July 31, 2020, no longer an affiliate.

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Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of July 31, 2020, in valuing the Funds’ assets carried at fair value, is as follows:
Level 1 Level 2 Level 3 Total
Franklin International Growth Fund
Assets:
Investments in Securities:
Common Stocks :
Aerospace & Defense ................... $ 12,447,111 $ 63,280,988 $ — $ 75,728,099
Air Freight & Logistics ................... — 75,254,218 — 75,254,218
Banks ............................... — 124,980,068 — 124,980,068
Biotechnology ......................... — 99,466,292 — 99,466,292
Capital Markets ........................ — 128,859,194 — 128,859,194
Chemicals ........................... — 204,602,767 — 204,602,767
Diversified Consumer Services ............ 82,078,500 — — 82,078,500
Diversified Telecommunication Services ..... — 22,654,450 — 22,654,450
Entertainment ......................... — 42,867,523 — 42,867,523
Health Care Equipment & Supplies ......... 37,232,000 129,128,895 — 166,360,895
Internet & Direct Marketing Retail .......... 82,097,260 62,935,799 — 145,033,059
IT Services ........................... 221,635,917 34,994,659 — 256,630,576
Media ............................... — 113,530,194 — 113,530,194
Pharmaceuticals ....................... — 97,651,473 — 97,651,473
Professional Services ................... — 61,132,375 — 61,132,375
Semiconductors & Semiconductor Equipment . — 67,546,418 — 67,546,418
Software ............................. 67,168,800 185,994,229 — 253,163,029
Trading Companies & Distributors .......... — 51,573,724 — 51,573,724
Rights ................................ 1,505,292 — — 1,505,292
Short Term Investments ................... 79,852,720 — — 79,852,720
Total Investments in Securities ........... $584,017,600 $1,566,453,266 $— $2,150,470,866
Franklin International Small Cap Fund
Assets:
Investments in Securities :
Common Stocks :
Air Freight & Logistics ................... — 2,570,412 — 2,570,412
Capital Markets ........................ 2,621,520 2,791,528 — 5,413,048
Chemicals ........................... — 1,749,488 — 1,749,488
Commercial Services & Supplies ........... 5,714,639 9,319,572 — 15,034,211
Distributors ........................... 2,082,211 — — 2,082,211
Diversified Telecommunication Services ..... 4,172,652 — — 4,172,652
Energy Equipment & Services ............. — 484,945 — 484,945
Entertainment ......................... — 2,845,927 — 2,845,927
Equity Real Estate Investment Trusts (REITs) . 2,317,814 — — 2,317,814
Food & Staples Retailing ................. — 4,257,750 — 4,257,750
Food Products ........................ 1,534,318 6,685,240 — 8,219,558
Health Care Providers & Services .......... — 4,842,119 — 4,842,119
Household Durables .................... — 3,962,585 — 3,962,585
Insurance ............................ 8,235,750 — — 8,235,750
Internet & Direct Marketing Retail .......... — 1,824,235 — 1,824,235
IT Services ........................... — 3,017,200 — 3,017,200
Machinery ............................ 299,018 4,595,442 — 4,894,460
11. Fair Value Measurements
(continued)

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Notes to Financial Statements
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12. New Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04,
Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The
amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
13. Subsequent Events
The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
Abbreviations
Level 1 Level 2 Level 3 Total
Franklin International Small Cap Fund (continued)
Assets:
Investments in Securities:
Common Stocks:
Marine .............................. $ 232,415 $ 2,087,256 $ — $ 2,319,671
Media ............................... — 931,850 — 931,850
Metals & Mining ....................... — 263,732 — 263,732
Pharmaceuticals ....................... — 4,408,220 — 4,408,220
Real Estate Management & Development .... 492,825 6,783,948 — 7,276,773
Software ............................. — 3,144,169 — 3,144,169
Tobacco ............................. — 1,002,123 — 1,002,123
Trading Companies & Distributors .......... — 4,605,951 — 4,605,951
Short Term Investments ................... 96,000 3,025,177 — 3,121,177
Total Investments in Securities ........... $27,799,162 $75,198,869 $— $102,998,031
Selected Portfolio
ADR American Depositary Receipt
11. Fair Value Measurements
(continued)

Franklin Global Trust
Report of Independent Registered Public Accounting Firm
51
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To the Board of Trustees of Franklin Global Trust and Shareholders of Franklin International Growth Fund and Franklin
International Small Cap Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin
International Growth Fund and Franklin International Small Cap Fund (two of the funds constituting Franklin Global Trust, hereafter collectively referred to as the "Funds") as of July 31, 2020, the related statements of operations for the year ended
July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the
United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
September 21, 2020
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin Global Trust
Tax Information (unaudited)
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Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended July 31, 2020:
Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal
Revenue Code for the fiscal year ended July 31, 2020:
Distributions, including qualified dividend income, paid during calendar year 2020 will be reported to shareholders on Form
1099-DIV by mid-February 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
At July 31, 2020, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. The Funds elect to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.
Franklin
International
Growth Fund
Franklin
International
Small Cap
Fund
$7,320,978 $23,048,119
Franklin
International
Growth Fund
Franklin
International
Small Cap
Fund
$12,096,806 $3,561,856

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Board Members and Officers
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The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Trustee Since 2000 129 Bar-S Foods (meat packing company) (1981-2010).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Terrence J. Checki (1945) Trustee Since 2017 110 Hess Corporation (exploration of oil and gas) (2014-present).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);
member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy
Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly , Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee
(1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).
Mary C. Choksi (1950) Trustee Since 2014 129 Avis Budget Group Inc. (car
rental) (2007-present), Omnicom
Group Inc. (advertising and
marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).
Edith E. Holiday (1952) Lead
Independent
Trustee
Trustee since 2000
and Lead Independent
Trustee since 2019
129 Hess Corporation (exploration
of oil and gas) (1993-present),
Canadian National Railway
(railroad) (2001-present), White
Mountains Insurance Group, Ltd.
(holding company) (2004-present),
Santander Consumer USA
Holdings, Inc. (consumer finance)
(2016-present); formerly ,
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
J. Michael Luttig (1954) Trustee Since 2009 129 Boeing Capital Corporation (aircraft financing) (2006-2010).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly , Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company
(aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and
member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for
the Fourth Circuit (1991-2006).
Larry D. Thompson (1945) Trustee Since 2007 129 The Southern Company (energy company) (2014-present; previously
2010-2012), Graham Holdings
Company (education and media
organization) (2011-present)
and Cbeyond, Inc. (business
communications provider) (2010-
2012).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Executive Vice President - Government
Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government
Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor,
University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
**Gregory E. Johnson
(1961)
Trustee Since 2007 140 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman,
Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.
**Rupert H. Johnson, Jr.
(1940)
Chairman of the
Board and Trustee
Since 2013 129 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.
Alison E. Baur (1964) Vice President Since 2012 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.
Independent Board Members
(continued)

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Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Breda M. Beckerle (1958) Interim Chief
Compliance
Officer
Since January 2020 Not Applicable Not Applicable
280 Park Avenue
New York, NY 10017
Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Sonal Desai, Ph.D. (1963) Vice President Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of
17 of the investment companies in Franklin Templeton.
Gaston Gardey (1967) Treasurer,
Chief Financial
Officer and Chief
Accounting Officer
Since 2009 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.
Steven J. Gray (1955) Vice President
and Co-Secretary
Vice President since
2009 and Co-Secretary
since 2019
Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Matthew T. Hinkle (1971) Chief Executive
Officer – Finance
and Administration
Since 2017 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly , Vice
President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).
Robert Lim (1948) Vice President –
AML Compliance
Since 2016 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Interested Board Members and Officers
(continued)

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Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Edward D. Perks (1970) President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).
Robert C. Rosselot (1960) Chief Compliance
Officer
Since 2013 Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Senior Vice President, Franklin Templeton Companies, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly , Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice
President, Templeton Group of Funds (2004-2013).
Navid J. Tofigh (1972) Vice President Since 2015 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) Vice President Since 2005 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 41 of the investment companies in Franklin Templeton.
Lori A. Weber (1964) Vice President
and Co-Secretary
Vice President since
2011 and Co-Secretary
since 2019
Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Interested Board Members and Officers
(continued)

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis
Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and
Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.
Interested Board Members and Officers
(continued)

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Annual Report
Board Approval of Investment
Management Agreements
FRANKLIN GLOBAL TRUST
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
(each a Fund)
At an in-person meeting held on February 25, 2020
(Meeting), the Board of Trustees (Board) of Franklin Global
Trust (Trust), including a majority of the trustees who are not
“interested persons” as defined in the Investment Company
Act of 1940 (Independent Trustees), reviewed and approved
the continuance of the investment management agreement
between Franklin Templeton Institutional, LLC (FTI LLC)
and the Trust, on behalf of the Franklin International Growth
Fund, the investment management agreement between
Franklin Advisers, Inc. (FAI) and the Trust, on behalf of the
Franklin International Small Cap Fund and the investment
sub-advisory agreement between FAI and FTI LLC on
behalf of the Franklin International Small Cap Fund (each a
Management Agreement) for an additional one-year period.
The Independent Trustees received advice from and met
separately with Independent Trustee counsel in considering
whether to approve the continuation of each Management
Agreement. Although the Management Agreements for the
Funds were considered at the same Board meeting, the
Board considered the information provided to it about the
Funds together and with respect to each Fund separately as
the Board deemed appropriate. FTI LLC and FAI are each
referred to herein as a Manager.
In considering the continuation of each Management
Agreement, the Board reviewed and considered information
provided by each Manager at the Meeting and throughout
the year at meetings of the Board and its committees. The
Board also reviewed and considered information provided
in response to a detailed set of requests for information
submitted to each Manager by Independent Trustee counsel
on behalf of the Independent Trustees in connection with
the annual contract renewal process. In addition, prior to
the Meeting, the Independent Trustees held a telephonic
contract renewal meeting at which the Independent Trustees
conferred amongst themselves and Independent Trustee
counsel about contract renewal matters and, in some cases,
requested additional information from each Manager relating
to the contract. The Board reviewed and considered all of
the factors it deemed relevant in approving the continuance
of each Management Agreement, including, but not
limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance
of each Fund; (iii) the costs of the services provided and
profits realized by each Manager and its affiliates from
the relationship with each Fund; (iv) the extent to which
economies of scale are realized as each Fund grows; and (v)
whether fee levels reflect these economies of scale for the
benefit of Fund investors.
In approving the continuance of each Management
Agreement, the Board, including a majority of the
Independent Trustees, determined that the terms of the
Management Agreement are fair and reasonable and that
the continuance of such Management Agreement is in the
interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s
determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding
the nature, extent and quality of investment management
services provided by each Manager and its affiliates to the
Funds and their shareholders. This information included,
among other things, the qualifications, background and
experience of the senior management and investment
personnel of each Manager; as well as information on
succession planning where appropriate; the structure of
investment personnel compensation; oversight of third-
party service providers; investment performance reports
and related financial information for each Fund; reports on
expenses and shareholder services; legal and compliance
matters; risk controls; pricing and other services provided
by each Manager and its affiliates; and management fees
charged by each Manager and its affiliates to US funds
and other accounts, including management’s explanation
of differences among accounts where relevant. The Board
also reviewed and considered an annual report on payments
made by Franklin Templeton (FT) or the Funds to financial
intermediaries, as well as a memorandum relating to third-
party servicing arrangements, which included discussion
of the changing distribution landscape for the Funds.
The Board noted management’s continuing efforts and
expenditures in establishing effective business continuity
plans and developing strategies to address areas of
heightened concern in the mutual fund industry, such as
cybersecurity and liquidity risk management.

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Annual Report
The Board also reviewed and considered the benefits
provided to Fund shareholders of investing in a fund that
is part of the FT family of funds. The Board noted the
financial position of Franklin Resources, Inc. (FRI), the
Managers’ parent, and its commitment to the mutual fund
business as evidenced by its continued introduction of new
funds, reassessment of the fund offerings in response to
the market environment and project initiatives and capital
investments relating to the services provided to the Funds
by the FT organization. The Board specifically noted FT’s
commitment to enhancing services and controlling costs,
as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its
upcoming acquisition of the Legg Mason companies. The
Board acknowledged the change in leadership at FRI and
the opportunity to hear from Jennifer Johnson, President and
Chief Executive Officer of FRI, about goals she has for the
company that will benefit the Funds.
Following consideration of such information, the Board
was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.
Fund Performance
The Board reviewed and considered the performance results
of each Fund over various time periods ended December
31, 2019. The Board considered the performance returns
for each Fund in comparison to the performance returns of
mutual funds deemed comparable to the Fund included in
a universe (Performance Universe) selected by Broadridge
Financial Solutions, Inc. (Broadridge), an independent
provider of investment company data. The Board received a
description of the methodology used by Broadridge to select
the mutual funds included in a Performance Universe. The
Board also reviewed and considered Fund performance
reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A
summary of each Fund’s performance results is below.
Franklin International Growth Fund - The Performance
Universe for this Fund included the Fund and all retail and
institutional international multi-cap growth funds. The Board noted that the Fund’s annualized total return for the one-,
three-, five- and 10-year periods was above the median of its
Performance Universe. The Board concluded that the Fund’s
performance was satisfactory.
Franklin International Small Cap Fund - The Performance
Universe for this Fund included the Fund and all retail and
institutional international small-/mid-cap core funds. The
Board noted that the Fund’s annualized total return for the
one-, three- and five-year periods was below the median of
its Performance Universe, but for the 10-year period was
above the median of its Performance Universe. The Board
discussed this performance with management and noted
management’s explanations of the reasons for the Fund’s
underperformance, which included, in part, stock selection
arising out of the Fund’s bottom-up driven investment
approach which has resulted in investment exposures
that are materially different from the Fund’s benchmark
index and Performance Universe. The Board also noted
management’s enhancements to its investment process,
and that the Fund is currently closed to new investors. The
Board concluded that the Fund’s Management Agreement
should be continued for an additional one-year period, and
the investment process enhancements monitored. In doing
so, the Board noted that the Fund’s annualized total return
for the one-year period, while below the median, exceeded
12.60%.
Comparative Fees and Expenses
The Board reviewed and considered information regarding
each Fund’s actual total expense ratio and its various
components, including, as applicable, management fees;
transfer agent expenses; underlying fund expenses; Rule
12b-1 and non-Rule 12b-1 service fees; and other non-
management fees. The Board also noted the quarterly
and annual reports it receives on all marketing support
payments made by FT to financial intermediaries. The Board
considered the actual total expense ratio and, separately,
the contractual management fee rate, without the effect
of fee waivers, if any (Management Rate) of each Fund
in comparison to the median expense ratio and median
Management Rate, respectively, of other mutual funds
deemed comparable to and with a similar expense structure
to the Fund selected by Broadridge (Expense Group).
Broadridge fee and expense data is based upon information
taken from each fund’s most recent annual report, which
reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally
increase as assets decline and decrease as assets grow,
the Board believed the independent analysis conducted by
Broadridge to be an appropriate measure of comparative
fees and expenses. The Broadridge Management Rate
includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for: (i) Class
A shares for the Franklin International Growth Fund and for
the other funds in the Expense Group, and (ii) Advisor Class shares for the Franklin International Small Cap Fund and
for Advisor Class shares, Institutional Class shares, Class I shares, Class N shares, Class R5 shares, Retirement Class

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shares and Class Y shares for certain other funds in the
Expense Group. The Board received a description of the
methodology used by Broadridge to select the mutual funds
included in an Expense Group.
Franklin International Growth Fund - The Expense Group for
this Fund included the Fund and 13 other international multi-
cap growth funds. The Board noted that the Management
Rate and actual total expense ratio for the Fund were below
the medians of its Expense Group. The Board concluded that
the Management Rate charged to the Fund is reasonable.
In doing so, the Board noted that the Fund’s actual total
expense ratio reflected a fee waiver from management.
Franklin International Small Cap Fund - The Expense Group
for this Fund included the Fund, two other international
small-/mid-cap core funds, 14 international small-/mid-
cap growth funds, and one international small-/mid-cap
value fund. The Board noted that the Management Rate
for the Fund was below the median of its Expense Group,
but its actual total expense ratio was slightly above the
median of its Expense Group. The Board concluded that
the Management Rate charged to the Fund is reasonable.
In doing so, the Board noted that FTI LLC, as sub-adviser
to the Fund, is paid by FAI out of the management fee FAI
receives from the Fund.
Profitability
The Board reviewed and considered information regarding
the profits realized by each Manager and its affiliates in
connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that
addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management
and other services to each of the individual funds during
the 12-month period ended September 30, 2019, being the
most recent fiscal year-end for FRI. The Board noted that
although management continually makes refinements to its
methodologies used in calculating profitability in response
to organizational and product-related changes, the overall
methodology has remained consistent with that used in the
Funds’ profitability report presentations from prior years.
Additionally, PricewaterhouseCoopers LLP, auditor to FRI
and certain FT funds, was engaged to review and assess
the allocation methodologies to be used solely by the Funds’
Board with respect to the profitability analysis.
The Board noted management’s belief that costs incurred
in establishing the infrastructure necessary for the type
of mutual fund operations conducted by each Manager
and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as
well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board
considered the initiative currently underway to outsource
certain operations, which effort would require considerable
upfront expenditures by the Managers but, over the long
run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving
shareholder services provided to the Funds, as well as
the need to implement systems and meet additional
regulatory and compliance requirements resulting from
recent US Securities and Exchange Commission and other
regulatory requirements, notably in the area of cybersecurity protections.
The Board also considered the extent to which each
Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer
agent services, potential benefits resulting from personnel
and systems enhancements necessitated by fund growth,
as well as increased leverage with service providers and
counterparties. Based upon its consideration of all these
factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent
and quality of services provided to each Fund.
Economies of Scale
The Board reviewed and considered the extent to which
each Manager may realize economies of scale, if any,
as each Fund grows larger and whether each Fund’s
management fee structure reflects any economies of scale
for the benefit of shareholders. With respect to possible
economies of scale, the Board noted the existence of
management fee breakpoints for the Franklin International
Growth Fund, which operate generally to share any
economies of scale with a Fund’s shareholders by reducing
the Fund’s effective management fees as the Fund grows
in size. The Board considered the Managers’ view that any
analyses of potential economies of scale in managing a
particular fund are inherently limited in light of the joint and common costs and investments the Managers incur across
the FT family of funds as a whole. The Board noted that
the Franklin International Small Cap Fund had experienced
a decrease in assets and would not be expected to
demonstrate additional economies of scale in the near term,
but concluded that to the extent economies of scale may
be realized by a Manager and its affiliates, each Fund’s
management fee structure provided a sharing of benefits
with the Fund and its shareholders as the Fund grows.

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Annual Report
Conclusion
Based on its review, consideration and evaluation of all
factors it believed relevant, including the above-described
factors and conclusions, the Board unanimously approved
the continuation of each Management Agreement for an
additional one-year period.
Liquidity Risk Management Program
The Funds have adopted and implemented a written Liquidity
Risk Management Program (the “LRMP”) as required by
Rule 22e-4 under the Investment Company Act of 1940. The
program is designed to assess and manage each Fund’s
liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions;
its short and long-term cash flow projections; and its cash
holdings and access to other funding sources including the
Funds’ interfund lending facility and line of credit. The Funds’
Board of Trustees approved the appointment of the Director
of Liquidity Risk within the Investment Risk Management
Group (the “IRMG”) as the Administrator of the LRMP. The
IRMG maintains the Investment Liquidity Committee (the
“ILC”) to provide oversight and administration of policies
and procedures governing liquidity risk management for FT
products and portfolios. The ILC includes representatives
from Franklin Templeton’s Risk, Trading, Global Compliance,
Investment Compliance, Investment Operations, Valuation
Committee and Product Management groups.
The LRMP Administrator Annual Report was presented
to the Fund(s) Board of Trustees at their meetings in May
2020. The report covered the adequacy and effectiveness
of the program during the period December 1, 2018 to
December 31, 2019 (the “covered period”). The report
concluded that (i.) the LRMP, as adopted and implemented,
remains reasonably designed to assess and manage each
Fund’s liquidity risk; (ii.) the LRMP, including the Highly
Liquid Investment Minimum (“HLIM”) where applicable, was
implemented and operated effectively to achieve the goal
of assessing and managing each Fund’s liquidity risk; and
(iii.) each fund was able to meet requests for redemption
without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the
Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.
During the reporting period, the Fund maintained a high
level of liquid assets that are defined under the Liquidity
Rule as "Highly Liquid Investments." As a result, the Fund
was designated a “Primarily Highly Liquid Fund” as defined
under the Liquidity Rule and has not adopted a "Highly
Liquid Investment Minimum." A Highly Liquid Investment is
defined as cash and any investment reasonably expected
to be convertible to cash in current market conditions in
three business days or less without the conversion to cash
significantly changing the market value of the investment.
There can be no assurance that the program will achieve
its objectives in the future. Please refer to your Fund’s
prospectus for more information regarding the Fund’s
exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Proxy Voting Policies and Procedures
The Trust’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Trust
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Trust’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Trust’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Trust files a complete statement of investments with
the U.S. Securities and Exchange Commission for the first
and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed
Form N-PORT by visiting the Commission’s website at sec.
gov. The filed form may also be viewed and copied at the
Commission’s Public Reference Room in Washington, DC.
Information regarding the operations of the Public Reference
Room may be obtained by calling (800) SEC-0330.
Householding of Reports and
Prospectuses
You will receive each Fund’s financial reports every six
months as well as an annual updated summary prospectus
(prospectus available upon request). To reduce Fund
expenses, we try to identify related shareholders in
a household and send only one copy of the financial
reports and summary prospectus. This process, called
“householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents

Franklin Global Trust
Shareholder Information
62
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Annual Report
householded, please call us at (800) 632-2301. At any time
you may view current prospectuses/summary prospectuses
and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

FGT3 A 09/20
© 2020 Franklin Templeton Investments. All rights reserved.
Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report and Shareholder Letter
Franklin Global Trust
Investment Manager Distributor Shareholder Services
Franklin Advisors, Inc.
Franklin Templeton Institutional, LLC
Franklin Templeton Distributors, Inc.
(800) DIAL BEN
®
/ 342-5236
franklintempleton.com
(800) 632-2301

Annual Report
Franklin Emerging
Market Debt
Opportunities Fund
A Series of Franklin Global Trust
July 31, 2020

Internet Delivery of Fund Reports Unless You Request Paper Copies : Effective January 1,
2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary.
Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 321-8563 or by contacting your financial intermediary.
You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling
(800) 321-8563 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Not FDIC Insured May Lose Value No Bank Guarantee
ftinstitutional.com
Annual Report
1
Contents
Annual Report
Franklin Emerging Market Debt Opportunities Fund
....
2
Performance Summary
...........................
6
Your Fund’s Expenses
............................
9
Consolidated Financial Highlights and Consolidated
Statement of Investments
.........................
10
Consolidated Financial Statements
.................
15
Notes to Consolidated Financial Statements
..........
19
Report of Independent Registered
Public Accounting Firm
............................
33
Tax Information
..................................
34
Board Members and Officers
.......................
35
Shareholder Information
..........................
40
Visit ftinstitutional.com for fund updates, to
access your account, or to find investment
insights.

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ANNUAL REPORT
Franklin Emerging Market Debt Opportunities Fund
This annual report for Franklin Emerging Market Debt
Opportunities Fund covers the fiscal year ended July 31,
2020 .
Your Fund’s Goal and Main Investments
The Fund seeks high total return through investing at
least 80% of its net assets in debt securities of emerging
market countries—mainly securities issued by sovereign
and subsovereign government entities, but also including
securities issued by corporate entities that are controlled by a sovereign entity, and corporate emerging markets debt.
Performance Overview
The Fund posted a -6.24% cumulative total return for the
12 months under review. In comparison, the Fund’s first
benchmark, the J.P. Morgan (JPM) Emerging Markets
Bond Index (EMBI) Global Diversified Index, which tracks
total returns for U.S. dollar-denominated debt instruments
issued by emerging market sovereign and quasi-sovereign
entities, posted a total return of +2.97%.
1
The Fund’s second
benchmark, the JPM EMBI Global Diversified ex-GCC Index,
which tracks total returns for U.S. dollar-denominated debt
instruments issued by emerging market sovereign and quasi-
sovereign entities, excluding Saudi Arabia, Qatar, the United
Arab Emirates, Bahrain and Kuwait, posted a total return of
+1.60%.
1
The Fund’s third benchmark, the JPM Government
Bond Index-Emerging Markets (GBI-EM) Broad Diversified
Index (US$ Unhedged), which tracks local currency bonds
issued in emerging markets, posted a -0.11% total return.
2
Also for comparison, the Fund’s fourth benchmark, the
ICE BofA Emerging Market Corporate Plus Index (EMCB)
(100% US$ Hedged), which tracks the performance of U.S.
dollar-denominated and euro-denominated emerging market
non-sovereign debt publicly issued within the major domestic and Eurobond markets, posted a +5.96% total return.
1
You can find more of the Fund’s performance data in the
Performance Summary beginning on page 6.
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown. For most recent month-end performance,
go to ftinstitutional.com or call a Franklin Templeton
Institutional Services representative at (800) 321-8563 .
Economic and Market Overview
The year under review started much differently from how
it ended. In 2019, the U.S. Federal Reserve (Fed) started
cutting interest rates for the first time in a decade, which propelled financial markets to new highs. The U.S.-China
trade conflict continued, but a phase-one trade agreement in early 2020 lifted investors’ spirits.
The coronavirus crisis (COVID-19) changed things radically.
Beginning in mid-February, prices for risk assets started to fall around the world. In March 2020, the Fed enacted two
emergency rate cuts, totaling 150 basis points (bps), and
provided liquidity in the form of central bank swap lines and a bond-buying program. Other central banks followed suit with
similar measures, and many emerging-market (EM) central
banks started to use bond purchases as a policy instrument
for the first time. Governments around the world intervened
with some of the largest stimulus programs ever witnessed.
Portfolio Composition*
7/31/20
% of Total
Net Assets
Foreign Government and Agency Securities 54.7%
Quasi-Sovereign Bonds 17.1%**
Corporate Bonds 9.2%
Warrants 3.0%
Loan Participations and Assignments 2.5%**
Short-Term Investments & Other Net Assets 13.5%
*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of deriva-
tives, unsettled trades or other factors.
**Includes securities determined to have no value at 7/31/20.
1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: J.P. Morgan.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI).
The Consolidated SOI begins on page
11
.

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A disagreement between Russia and Saudi Arabia at the end
of February led to weaker oil prices, after both refused to cut their output volumes. Shortly thereafter, prices plummeted
when the COVID-19 pandemic slashed economic activity
and oil demand around the world. Brent Crude prices briefly
fell to less than US$20 per barrel in April, and prices for other types of crude oil turned negative when output volumes
exceeded storage capacity.
At the end of the period under review, the International
Monetary Fund (IMF) expects the world economy to shrink
by 4.9% in 2020. Largely due to its positive outlook for
China, however, the IMF’s projection for emerging markets
(-3.0%) continued to outrun its -8.0% forecast for advanced
economies.
The real economy is operating well below its 2019 level, but prices for bonds and stocks have more or less recovered
from their falls, mainly thanks to coordinated policy
intervention. EM bonds, meanwhile, have posted solid
returns in the 12 months under review.
Hard currency-denominated EM sovereign bonds returned
+2.97% over the 12 months under review, as measured by
the JPM EMBI Global Diversified Index (EMBIGD).
1
U.S. 10-
year Treasury yields fell 146 bps over the review period, to
0.55% at the end of July 2020. The EMBIGD’s spread over
U.S. Treasury yields, on a yield-to-worst basis, more than
doubled over February and March, but ended the 12 months
under review just 122 bps higher overall.
Local-currency sovereign EM bonds suffered a loss of
0.11%, as measured by the JPM GBI-EM Broad Diversified
Index (US$ Unhedged).
1
Local-currency yields fell steeply,
but EM currencies also weakened relative to the U.S. dollar
(USD). U.S. dollar- and euro-denominated EM corporate
bonds delivered a return of +5.96%, as measured by the ICE
BofA EMCB index (100% US$ Hedged).
Investment Strategy
Our portfolio construction process can be summarized in
three integral steps—country allocation, currency allocation and issue selection. The first stage of our emerging market
debt investment process is identifying the countries for
which we have a favorable outlook, which we manage with a
bottom-up, research-driven perspective. Since the portfolio
is constructed through bottom-up, fundamental research and
not relative to a benchmark index, there is no requirement
to hold issues from any one country. The next decision is
whether to take exposure in the form of “hard currency” or
local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.
The last decision concerns security selection. This depends
on a number of factors, including the type of the security’s coupon (fixed or floating).
Geographic Composition*
7/31/20
% of Total
Net Assets
Azerbaijan 8.0%
South Africa 4.8%
Belarus 4.8%
Grenada 4.5%
Argentina 4.1%
Tunisia 4.1%
Indonesia 4.1%
Iraq 4.0%
Turkey 3.7%
Egypt 1.6%
Paraguay 3.6%
Mexico 3.5%
Uruguay 3.4%
El Salvador 2.8%
Angola 2.6%
Ghana 2.5%
Gabon 2.4%
Suriname 2.0%
Russia 1.9%
Venezuela 1.6%
Ukraine 1.6%
Nigeria 1.6%
Colombia 1.6%
Brazil 1.5%
Jordan 1.4%
Kazakhstan 1.3%
Dominican Republic 1.2%
Cameroon 1.1%
Mozambique 1.1%
Other 4.1%
Short-Term Investments & Other Net Assets 13.5%**
*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any deriv-
atives, unsettled trades or other factors. May differ from the Consolidated SOI due to the underlying currency exposure on pass-thru notes and currency forward contracts.
**Short-term securities denominated in US Dollar.

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Manager’s Discussion
During the reporting period, Argentine USD bonds detracted
from Fund performance. Argentina’s financial and economic
crisis continued during the 12 months under review. Peronist candidate Alberto Fernández won the presidential election
in October 2019, and in December 2019 appointed Martín
Guzmán, a U.S.-trained economist, to be Minister of
Economy. Guzmán swiftly restructured the domestic-law
dual-currency bonds held by the portfolio, which pay out
in Argentine pesos but at a rate determined by the peso’s
exchange rate with the USD. The government then formally
missed a first interest payment on its foreign-law bonds
in May. In July, at the end of the review period, Guzmán‘s
discussions with holders of the country’s foreign-law bonds
seemed to be on the brink of success. But under the terms of the proposed agreement, the net present value of the bonds
under consideration is roughly only about half of their original value.
The Fund’s position in USD debt of Société des
Hydrocarbures du Chad also detracted from Fund returns.
This debt is serviced by the proceeds of oil exports, and it is sold by an intermediary on international markets. Under
the terms of the debt, a sale price for this oil of US$56 per barrel or higher triggers periodic early repayments, which
boosted the value of this position for most of 2019. But after
February 2020, oil prices fell to historic lows, and the number of deliveries decreased, each time at a low price. In June,
it became apparent that proceeds from oil deliveries would
be insufficient to make second-quarter interest and principal payments on the facility. No default event occurred, however, as the terms of the loan allow for the deferral of up to US$75 million of debt service under such circumstances.
The Fund’s exposure to weaker EM currencies, in first
instance the weaker Argentine peso, also hurt Fund returns.
The Argentine peso continued to suffer from the financial
and economic crisis in Argentina. Its weakness started in
2018, when monetary policy failed to quell the country’s high inflation, and inflation continued to be high in the 12 months under review. Capital controls introduced in September 2019
led to the rebirth of the unofficial “blue-chip swap” exchange rate, which slumped to a sizeable discount compared to the
official exchange rate. In addition, the COVID-19 pandemic
weighed on most EM currencies in 2020, triggering a flight to safety into the stronger USD.
In contrast, inflation-adjusted Argentine local-currency
bonds, before currency effects, was a major contributor to
the Fund’s performance. Prices for Argentina’s local-currency domestic-law bonds rebounded during the 12 months under
review, as their treatment by the new government was
more favorable than some investors had feared. In addition,
high local-currency yields and capital controls compelled
foreigners to reinvest cashflows. Argentina’s so-called
“BONCER” inflation-linked bonds did particularly well as local inflation rose in the second quarter of 2020. Higher inflation, however, also weakened the Argentine peso during the
quarter, which offset some of this positive effect.
The Fund’s position in Mexican local-currency bonds, before
currency effects, also contributed to returns. The COVID-19
pandemic reached Latin America relatively late, but Banxico
was one of the most activist central banks during the crisis.
During 2020, it cut interest rates in March, April, May and
June, to their lowest level since December 2016, which
boosted local-currency bonds. This positive impact was
offset somewhat, in USD terms, by the weaker Mexican
peso.
Our position in Angolan USD bonds boosted performance
as well. Prices for Angolan bonds fell to near-default
levels after oil prices plunged in April 2020, because the
Angolan government budget depends heavily on oil. In
June, however, it was reported that China had agreed
to grant Angola a three-year moratorium on interest and
principal payments. This reduced the risk that the Angolan
government might default on its Eurobonds and increased
the likelihood that the IMF would sign off on future lending to the country. Brent Crude oil recovered to US$43.52 per
barrel by the end of July, which also helped Angolan bonds
in their recovery.

Franklin Emerging Market Debt Opportunities Fund
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Annual Report
*Includes Foreign Government and Agency Securities.
We thank you for your confidence in Franklin Emerging
Market Debt Opportunities Fund and hope to serve your
investment needs at the highest level of expectations.
Nicholas Hardingham, CFA
Portfolio Manager and Research
Analyst of FTIML
Stephanie Ouwendijk, CFA
Portfolio Manager and Research
Analyst of FTIML
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of July 31, 2020, the end of
the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
Top 10 Holdings
7/31/20
Issuer
Industry , Country
% of Total
Net Assets
a a
International Bank of Azerbaijan OJSC 8.0%
Banks , Azerbaijan
South Africa Government Bond 4.8%*
Diversified Financial Services , South Africa
Grenada Government Bond 4.5%*
Diversified Financial Services , Grenada
Banque Centrale de Tunisie International Bond 4.1%*
Banks , Tunisia
Iraq Government Bond 4.0%*
Diversified Financial Services , Iraq
Frigorifico Concepcion SA 3.6%
Food Products , Paraguay
Mexican Bonos 3.5%*
Banks , Mexico
Development Bank of the Republic of Belarus
JSC 3.4%
Banks, Belarus
Uruguay Government Bond 3.4%*
Diversified Financial Services, Uruguay
El Salvador Government Bond 2.8%
Diversified Financial Services , El Salvador
CFA
®
is a trademark owned by CFA Institute.

Performance Summary as of July 31, 2020
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The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 7/31/20
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to ftinstitutional.com or call (800) 321-8563 .
Cumulative
Total Return
2
Average Annual
Total Return
3
–
1-Year -6.24% -6.24%
5-Year +22.68% +4.17%
10-Year +54.25% +4.43%
See page 8 for Performance Summary footnotes.

Franklin Emerging Market Debt Opportunities Fund
Performance Summary
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See page 8 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $50,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.
8/1/10– 7/31/20

Franklin Emerging Market Debt Opportunities Fund
Performance Summary
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Annual Report
All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. In addition, interest rate movements will affect the Fund’s share price and yield. Prices of debt securities generally move in the opposite direction of interest rates.
Thus, as prices of debt securities in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.
1. The Fund has an expense reduction, a waiver related to the management fee paid by a Fund subsidiary and a fee waiver associated with any investments it makes in a
Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 11/30/20. Fund investment results reflect the expense reduction and fee waivers; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. Source: Morningstar: The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-de-
nominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPM EMBI Global Diversified ex-GCC Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, excluding Saudi Arabia, Qatar, the Unit-
ed Arab Emirates, Bahrain and Kuwait. Due to data availability, performance for the JPM Morgan EMBI Global Diversified ex-GCC Index is shown starting 12/31/15 using the
Fund’s value on that date. The ICE BofA EMCB (100% US$ Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated emerging market non-sover-
eign debt publicly issued within the major domestic and Eurobond markets.
5. Source: J.P. Morgan. The JPM GBI-EM Broad Diversified Index (US$ Unhedged) tracks local currency bonds issued by emerging markets. Weightings among countries are more evenly distributed within the index than in the global diversified index.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights
sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.
Distributions
(8/1/19–7/31/20)
Net Investment
Income
$0.7965
Total Annual Operating Expenses
6
With Fee
Waiver
Without Fee
Waiver
0.98% 1.00%

Your Fund’s Expenses
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As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.
Actual Fund Expenses
The table below provides information about actual account values and actual expenses in the columns under the heading
“Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the
“Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by
$1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period
were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds
Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.
Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.
1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.
Actual
(actual return after expenses)
Hypothetical
(5% annual return before expenses)
Beginning
Account
Value 2/1/20
Ending
Account
Value 7/31/20
Expenses
Paid During
Period
2/1/20–7/31/20
1,2
Ending
Account
Value 7/31/20
Expenses
Paid During
Period
2/1/20–7/31/20
1,2
a
Net
Annualized
Expense
Ratio
2
$1,000 $926.30 $4.74 $1,019.94 $4.97 1.00%

Franklin Global Trust
Consolidated Financial Highlights
Franklin Emerging Market Debt Opportunities Fund
ftinstitutional.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.
10
a
Year Ended July 31,
2020 2019 2018 2017 2016
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $11.66 $11.68 $11.68 $10.76 $10.72
Income from investment operations
a
:
Net investment income
b
......................... 0.97 0.97 0.86 0.83 0.89
Net realized and unrealized gains (losses) ........... (1.64) (0.13) (0.36) 0.17 (0.26)
Total from investment operations .................... (0.67) 0.84 0.50 1.00 0.63
Less distributions from:
Net investment income and net foreign currency gains .. (0.80) (0.86) (0.47) — (0.59)
Net realized gains ............................. — — (0.03) (0.08) —
Total distributions ............................... (0.80) (0.86) (0.50) (0.08) (0.59)
Net asset value, end of year ....................... $10.19 $11.66 $11.68 $11.68 $10.76
Total return .................................... (6.24)% 8.04% 4.04% 9.40% 6.41%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.15% 1.11% 1.09% 1.07% 1.06%
Expenses net of waiver and payments by affiliates
c
...... 1.00% 1.00% 1.00% 1.00% 1.00%
Net investment income ........................... 8.95% 8.58% 7.31% 7.43% 8.70%
Supplemental data
Net assets, end of year (000’s) ..................... $111,159 $387,888 $518,344 $514,406 $552,835
Portfolio turnover rate ............................ 34.71% 14.29% 33.70% 29.45% 21.61%
a
The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
b
Based on average daily shares outstanding.
c
Benefit of expense reduction rounds to less than 0.01%. .

Franklin Global Trust
Consolidated Statement of Investments, July 31, 2020
Franklin Emerging Market Debt Opportunities Fund
ftinstitutional.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report
11
0
a a
Country Shares
a
Value
a
Common Stocks 0.0%
Diversified Financial Services 0.0%
a,b,c
Astana Finance JSC, GDR , 144A ......................... Kazakhstan 193,625 $ —
b
Multiline Retail 0.0%
a,b,c
K2016470219 South Africa Ltd., A ......................... South Africa 55,882,058 —
a,b,c
K2016470219 South Africa Ltd., B ......................... South Africa 5,561,052 —
—
Total Common Stocks (Cost $433,378) .........................................
—
Warrants
a a a a a
Warrants 3.0%
Diversified Financial Services 3.0%
a,d,e
Central Bank of Nigeria, Reg S, 11/15/20 .................... Nigeria 64,000 736,000
b,d,f
Ukraine Government, VRI, GDP Linked Security, Senior Bond, Reg
S, 5/31/40 ......................................... Ukraine 2,000,000 1,765,900
a,b,c,e
Venezuela Government, Oil Value Recovery, 4/15/20 ........... Venezuela 925,920 798,950
3,300,850
Total Warrants (Cost $30,104,666) .............................................
3,300,850
Units
Private Limited Partnership Funds 0.0%
Capital Markets 0.0%
a,b,c,e,g
Global Distressed Alpha Fund III LP ....................... United States 4,424,861 —
Total Private Limited Partnership Funds (Cost $4,600,000) .......................
—
Principal
Amount
*
Quasi-Sovereign Bonds 17.1%
Banks 12.7%
d
Development Bank of Kazakhstan JSC, Senior Note, Reg S, 9.5%,
12/14/20 .......................................... Kazakhstan 600,000,000 KZT 1,424,480
h
Development Bank of the Republic of Belarus JSC, Senior Note,
144A, 12%, 5/15/22 .................................. Belarus 8,900,000 BYN 3,827,706
a,c,i
International Bank of Azerbaijan OJSC, Senior Note, Reg S, 5.625%,
6/11/19 ........................................... Azerbaijan 10,500,000 8,931,174
14,183,360
Diversified Financial Services 0.0%
†
a,c
Astana Finance JSC, Secured Note, 144A, 0%, 12/22/24 ....... Kazakhstan 136,566 1,366
a,c,i,j
Sphynx Capital Markets PCC (National Investment Bank of Ghana),
PTN, Secured Note, Reg S, Zero Cpn ., 2/05/09 ............. Ghana 8,000,000 —
1,366
Municipal Bonds 2.6%
h
Provincia del Chubut Argentina, 144A, 7.75%, 7/26/26 .......... Argentina 5,700,000 2,892,750
Oil, Gas & Consumable Fuels 0.9%
h
Citgo Holding, Inc., Senior Secured Note, 144A, 9.25%, 8/01/24 .. Venezuela 1,000,000 1,002,500
Wireless Telecommunication Services 0.9%
h
Telecommunications Services of Trinidad & Tobago Ltd., Senior
Secured Note, 144A, 8.875%, 10/18/29 ...................
Trinidad and
Tobago 970,000 973,031
Total Quasi-Sovereign Bonds (Cost $25,758,212) ................................
19,053,007

Franklin Global Trust
Consolidated Statement of Investments
Franklin Emerging Market Debt Opportunities Fund
(continued)
ftinstitutional.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.
12
a a
Country
Principal
Amount
*
a
Value
a a a a a a
Corporate Bonds 9.2%
Banks 1.2%
h
Akbank T.A.S., Sub. Bond, 144A, 6.797% to 4/27/23, FRN thereafter,
4/27/28 ........................................... Turkey 1,500,000 $ 1,291,095
Capital Markets 0.8%
h
Georgia Capital JSC, Senior Note, 144A, 6.125%, 3/09/24 ....... Georgia 1,000,000 940,000
Construction & Engineering 0.9%
h
IHS Netherlands Holdco BV, Senior Note, 144A, 8%, 9/18/27 ..... Nigeria 1,000,000 1,025,000
Food Products 3.6%
h
Frigorifico Concepcion SA, Senior Secured Note, 144A, 10.25%,
1/29/25 ........................................... Paraguay 4,000,000 3,948,760
Multiline Retail 0.0%
†
a,h,k
K2016470219 South Africa Ltd., Senior Secured Note, 144A, PIK,
3%, 12/31/22 ....................................... South Africa 4,562,870 —
a,h,k
K2016470260 South Africa Ltd., Senior Secured Note, 144A, PIK,
25%, 12/31/22 ...................................... South Africa 1,331,810 6,659
6,659
Oil, Gas & Consumable Fuels 2.7%
h
Medco Oak Tree Pte. Ltd., Senior Secured Note, 144A, 7.375%,
5/14/26 ........................................... Indonesia 2,250,000 2,234,781
h
Tullow Oil plc, Senior Note, 144A, 7%, 3/01/25 ............... Ghana 1,202,000 718,934
2,953,715
Total Corporate Bonds (Cost $16,836,827) ......................................
10,165,229
l
Loan Participations and Assignments 2.5%
h,m
Alfa Bank AO Via Alfa Bond Issuance plc, Sub. Bond, 144A, FRN,
5.95%, (5-year CMT T-Note + 4.546%), 4/15/30 ............. Russia 2,100,000 2,118,123
a,c,e,k,n
Global Distressed Alpha Fund III LP, PIK, 12%, Perpetual ....... United States 669,300 672,864
a,c,i
NK Debt Corp. (The) ,
144A, Zero Cpn ., 3/12/20 .............................. North Korea 4,250,000 DEM —
Reg S, Zero Cpn ., 3/12/20 ............................. North Korea 2,000,000 CHF —
Reg S, Zero Cpn ., 3/12/20 ............................. North Korea 18,000,000 DEM —
Total Loan Participations and Assignments (Cost $5,923,760) ....................
2,790,987
Foreign Government and Agency Securities 54.7%
h
Angola Government Bond, 144A, 8%, 11/26/29 ............... Angola 3,500,000 2,926,035
i
Argentina Government Bond, Senior Bond, 5.875%, 1/11/28 ..... Argentina 4,000,000 1,694,240
Banque Centrale de Tunisie International Bond ,
Senior Bond, 4.3%, 8/02/30 ............................ Tunisia 310,000,000 JPY 1,970,190
Senior Bond, 4.2%, 3/17/31 ............................ Tunisia 420,000,000 JPY 2,602,639
h
Banque Ouest Africaine de Developpement , Senior Bond, 144A,
4.7%, 10/22/31 ..................................... Supranational
o
900,000 922,428
h
Belarus Government Bond, Senior Note, 144A, 6.875%, 2/28/23 .. Belarus 1,500,000 1,521,525
Brazil Government Bond, 4.5%, 5/30/29 .................... Brazil 1,500,000 1,617,848
h
Cameroon Government Bond, 144A, 9.5%, 11/19/25 ........... Cameroon 1,200,000 1,275,802
Colombia Government Bond, 3%, 1/30/30 ................... Colombia 1,700,000 1,752,488
h
Dominican Republic Government Bond, Senior Note, 144A, 8.9%,
2/15/23 ...........................................
Dominican
Republic 80,000,000 DOP 1,348,622
h
Egypt Government Bond, Senior Bond, 144A, 7.625%, 5/29/32 ... Egypt 1,800,000 1,766,430
d
El Salvador Government Bond, Senior Bond, Reg S, 7.65%, 6/15/35 El Salvador 3,450,000 3,105,000
h
Gabon Government Bond ,
Senior Bond, 144A, 6.95%, 6/16/25 ...................... Gabon 2,400,000 2,364,439
Senior Bond, 144A, 6.625%, 2/06/31 ..................... Gabon 300,000 286,232
Ghana Government Bond, 18.25%, 7/25/22 .................. Ghana 11,000,000 GHS 1,946,372

Franklin Global Trust
Consolidated Statement of Investments
Franklin Emerging Market Debt Opportunities Fund
(continued)
ftinstitutional.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report
13
a a
Country
Principal
Amount
*
a
Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Grenada Government Bond ,
h
144A, 7%, 5/12/30 ................................... Grenada 5,638,306 $ 4,087,772
d
Reg S, 7%, 5/12/30 .................................. Grenada 1,221,778 885,789
h
Honduras Government Bond, 144A, 5.625%, 6/24/30 .......... Honduras 1,000,000 1,057,500
d
Indonesia Government Bond, Reg S, 4.35%, 1/08/27 ........... Indonesia 2,000,000 2,299,720
d
Iraq Government Bond, Reg S, 5.8%, 1/15/28 ................ Iraq 4,734,375 4,412,551
h
Jordan Government Bond, 144A, 5.85%, 7/07/30 ............. Jordan 1,600,000 1,604,593
Mexican Bonos , M 20, Senior Bond, 8.5%, 5/31/29 ............ Mexico 727,809
p
MXN 3,907,282
h
Mozambique Government Bond, 144A, 5% to 9/15/23, 9% thereafter,
9/15/31 ........................................... Mozambique 1,400,000 1,201,732
South Africa Government Bond ,
Senior Bond, 4.3%, 10/12/28 ........................... South Africa 1,200,000 1,132,086
Senior Bond, 7%, 2/28/31 ............................. South Africa 87,900,000 ZAR 4,231,690
h
Suriname Government Bond ,
Senior Bond, 144A, 9.25%, 10/26/26 ..................... Suriname 2,750,000 1,476,612
m
144A, FRN, 12.875%, 12/30/23 ......................... Suriname 1,400,000 784,000
Turkey Government Bond ,
3.25%, 3/23/23 ..................................... Turkey 1,200,000 1,113,336
4.875%, 4/16/43 ..................................... Turkey 2,200,000 1,669,712
q
Uruguay Government Bond, Index Linked, Senior Bond, 3.7%,
6/26/37 ........................................... Uruguay 154,330,161 UYU 3,822,233
Total Foreign Government and Agency Securities (Cost $71,489,645) ..............
60,786,898
Total Long Term Investments (Cost $155,146,488) ...............................
96,096,971
a
Short Term Investments 5.7%
a a
Country
Principal
Amount
*
a
Value
a a a a a a
Foreign Government and Agency Securities 2.0%
r
Egypt Treasury Bill, Strip, 9/15/20 ......................... Egypt 35,400,000 EGP 2,190,174
Total Foreign Government and Agency Securities (Cost $2,124,845) ...............
2,190,174
Shares
a
Money Market Funds 3.7%
s,t
Institutional Fiduciary Trust - Money Market Portfolio, 0% ........ United States 4,131,221 4,131,221
Total Money Market Funds (Cost $4,131,221) ...................................
4,131,221
Total Short Term Investments (Cost $6,256,066 ) .................................
6,321,395
a
Total Investments (Cost $161,402,554) 92.2% ...................................
$102,418,366
Other Assets, less Liabilities 7.8% .............................................
8,740,355
Net Assets 100.0% ...........................................................
$111,158,721
*
The principal amount is stated in U.S. dollars unless otherwise indicated.
†
Rounds to less than 0.1% of net assets.
a
Fair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.
b
Non-income producing.
c
See Note 10 regarding restricted securities.
d
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At July 31, 2020, the aggregate value of these securities was $23,560,614, representing 21.2% of net assets.
e
The security is owned by Alternative Strategies (FT) Ltd., a wholly-owned subsidiary of the Fund. See Note 1(f).
f
The principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

Franklin Global Trust
Consolidated Statement of Investments
Franklin Emerging Market Debt Opportunities Fund
(continued)
ftinstitutional.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.
14
At July 31, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(c).
See Note 11 regarding other derivative information.
See Abbreviations on page 32 .
g
The Global Distressed Alpha Fund III LP is a fund focused on the purchase of and the recovery on private distressed commercial, sovereign and sovereign-related debt claims around the world, principally in Africa and Asia.
h
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At July 31, 2020, the aggregate value of these securities was $43,604,427, representing 39.2% of net assets.
i
See Note 7 regarding defaulted securities.
j
Represents claims that have been filed with a Ghanaian court against National Investment Bank of Ghana.
k
Income may be received in additional securities and/or cash.
l
See Note 1(d) regarding loan participations and assignments.
m
The coupon rate shown represents the rate at period end.
n
Perpetual security with no stated maturity date.
o
A supranational organization is an entity formed by two or more central governments through international treaties.
p
Principal amount is stated in 100 Mexican Peso Units.
q
Principal amount of security is adjusted for inflation. See Note 1(h).
r
The security was issued on a discount basis with no stated coupon rate.
s
See Note 3(d) regarding investments in affiliated management investment companies.
t
The rate shown is the annualized seven-day effective yield at period end.
Forward Exchange Contracts
Currency
Counter-
party
a
Type Quantity
Contract
Amount *
Settlement
Date
Unrealized
Appreciation
Unrealized
Depreciation
a a a a a a a a
OTC Forward Exchange Contracts
Japanese Yen ...... MSCO Buy 286,000,000 2,670,348 9/15/20 $ 32,588 $ —
Japanese Yen ...... MSCO Sell 630,000,000 5,878,419 9/15/20 — (75,599)
Japanese Yen ...... RBCCM Buy 210,000,000 1,962,848 9/15/20 21,824 —
Japanese Yen ...... RBCCM Sell 700,000,000 6,529,425 9/15/20 — (86,151)
Total Forward Exchange Contracts ................................................... $54,412 $(161,750)
Net unrealized appreciation (depreciation) ............................................ $(107,338)
*
In U.S. dollars unless otherwise stated.
a
May be comprised of multiple contracts with the same counterparty, currency and settlement date.

Franklin Global Trust
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
July 31, 2020
ftinstitutional.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report
15
Franklin
Emerging
Market Debt
Opportunities
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $157,271,333
Cost - Non-controlled affiliates (Not e 3d) ........................................................ 4,131,221
Value - Unaffiliated issuers .................................................................. $98,287,145
Value - Non-controlled affiliates (No te 3d) ....................................................... 4,131,221
Cash .................................................................................... 144,349
Restricted currency, at value (cost $284,587) (Note 1e ) .............................................. 252,873
Foreign currency, at value (cost $3, 241,787 ) ...................................................... 3,278,994
Receivables:
Investment securities sold ................................................................... 3,904,775
Capital shares sold ........................................................................ 200,302
Interest ................................................................................. 1,444,465
Due from custodian ........................................................................ 2,944,636
Unrealized appreciation on OTC forward exchange contracts .......................................... 54,412
Other assets .............................................................................. 256
Total assets .......................................................................... 114,643,428
Liabilities:
Payables:
Investment securities purchased .............................................................. 2,944,636
Capital shares redeemed ................................................................... 200,878
Management fees ......................................................................... 13,663
Transfer agent fees ........................................................................ 11,009
Unrealized depreciation on OTC forward exchange contracts .......................................... 161,750
Deferred tax ............................................................................... 39,863
Accrued expenses and other liabilities ........................................................... 112,908
Total liabilities ......................................................................... 3,484,707
Net assets, at value ................................................................. $111,158,721
Net assets consist of:
Paid-in capital ............................................................................. $254,376,528
Total distributable earnings (losses) ............................................................. (143,217,807)
Net assets, at value ................................................................. $111,158,721
Shares outstanding ......................................................................... 10,908,873
Net asset value and maximum offering price per share ............................................... $10.19

Franklin Global Trust
Consolidated Financial Statements
Consolidated Statement of Operations
for the year ended July 31, 2020
ftinstitutional.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.
16
Franklin
Emerging
Market Debt
Opportunities
Fund
Investment income:
Dividends:
Unaffiliated issuers ........................................................................ $1,920,000
Non-controlled affiliates (Note 3d) ............................................................. 254,029
Interest: (net of foreign taxes of $128,339)
Unaffiliated issuers ........................................................................ 29,492,007
Total investment income ................................................................. 31,666,036
Expenses:
Management fees (Note 3 a ) ................................................................... 3,134,031
Transfer agent fees (Note 3 c ) .................................................................. 110,315
Custodian fees (Note 4 ) ...................................................................... 74,319
Reports to shareholders ...................................................................... 22,406
Registration and filing fees .................................................................... 38,950
Professional fees ........................................................................... 223,757
Trustees' fees and expenses .................................................................. 15,074
Interest fees and expenses (Note 12) ............................................................ 29,940
Other .................................................................................... 32,529
Total expenses ......................................................................... 3,681,321
Expense reductions (Note 4 ) ............................................................... (13,100)
Expenses waived/paid by affiliates (Note 3d and 3e) ............................................. (479,692)
Net expenses ......................................................................... 3,188,529
Net investment income ................................................................ 28,477,507
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers (net of foreign taxes of $ 110,399 ) ............................................. (72,280,902)
Foreign currency transactions ................................................................ (1,807,374)
Forward exchange contracts ................................................................. 517,426
Net realized gain (loss) .................................................................. (73,570,850)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... 318,690
Translation of other assets and liabilities denominated in foreign currencies .............................. 359,230
Forward exchange contracts ................................................................. (336,147)
Change in deferred taxes on unrealized appreciation ............................................... (17,208)
Net change in unrealized appreciation (depreciation) ............................................ 324,565
Net realized and unrealized gain (loss) ............................................................ (73,246,285)
Net increase (decrease) in net assets resulting from operations .......................................... $(44,768,778)

Franklin Global Trust
Consolidated Financial Statements
Consolidated Statements of Changes in Net Assets
ftinstitutional.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report
17
Franklin Emerging Market Debt
Opportunities Fund
Year Ended
July 31, 2020
Year Ended
July 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $28,477,507 $37,369,928
Net realized gain (loss) ................................................. (73,570,850) (18,961,286)
Net change in unrealized appreciation (depreciation) ........................... 324,565 9,456,312
Net increase (decrease) in net assets resulting from operations ................ (44,768,778) 27,864,954
Distributions to shareholders .............................................. (26,830,938) (38,242,212)
Capital share transactions (Not e 2) .......................................... (205,129,644)
a
(120,078,898)
Net increase (decrease) in net assets ................................... (276,729,360) (130,456,156)
Net assets:
Beginning of year ....................................................... 387,888,081 518,344,237
End of year ........................................................... $111,158,721 $387,888,081
a
Includes reimbursement from affiliated parties of $556,493. See Note 3(f).

Franklin Global Trust
Financial Statements
Consolidated Statement of Cash Flows
for the year ended July 31, 2020
ftinstitutional.com
Annual Report The accompanying notes are an integral part of these financial statements.
18
Franklin
Emerging
Market Debt
Opportunities
Fund
Cash flow from operating activities:
Dividends, interest and other income received ..................................................... $ 34, 053,619
Operating expenses paid ..................................................................... (3, 4 33,833 )
Interest expenses paid .......................................................................  (29,940)
Due from custodian .........................................................................  (2,944,636)
Realized (loss) on foreign currency transactions .................................................... ( 1 ,289 , 948 )
Purchases of long-term investments ............................................................. (97,323,789)
Sales and maturities of long-term investments ..................................................... 2 70,625,928
Net sales of short-term investments ............................................................. 2 6,579,210
Cash provided – operating activities .......................................................... 226,236,610
Cash flow from financing activities:
Proceeds from shares sold .................................................................... 137,156,336
Payment of shares redeemed .................................................................. (362,315,756)
a
Cash distributions to shareholders .............................................................. (406,215)
Net activity from Global Credit Facility (Note 12) ....................................................
—
Cash used - financing activities ............................................................. (225,565,635)
Net increase (decrease) in cash ................................................................. 670,975
Cash, restricted cash and foreign currency at beginning of year .......................................... 3,004,576
Effect of exchange rate changes on foreign currency .................................................. 665
Cash, restricted cash and foreign currency at end of year .............................................. $3,676,216
Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operating Activities to Net Cash
Provided by Operating Activities
for the year ended July 31, 2020
Net increase (decrease) in net assets resulting from operating activities .................................... $ (44, 768,778 )
Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
Net amortization income .................................................................. (16,670)
Reinvested dividends from non-controlled affiliates ............................................... (254,029)
Interest received in the form of securities ...................................................... (1,375,881)
Decrease in dividends and interest receivable and other assets ..................................... 5,410,044
Decrease in payable to affiliates, accrued expenses, and other liabilities ............................... (275,244)
Increase in payable for investments purchased ................................................. 1,944,635
Increase in receivable for investments sold ..................................................... (3,904,775)
Decrease in cost of investments ............................................................. 272,746,509
Decrease in unrealized depreciation on investments. ............................................. (324,565)
Net decrease in cash from custodian. ......................................................... (2,944,636)
Net cash provided by operating activities ........................................................... $226,236,610
Non-cash financing activities - reinvestment of dividends ............................................... $26,424,723
a
Includes reimbursement from affiliated parties of $556,493. See Note 3(f).

Franklin Global Trust

ftinstitutional.com
Annual Report
Notes to Consolidated Financial Statements
Franklin Emerging Market Debt Opportunities Fund
1. Organization and Significant Accounting Policies
Franklin Global Trust (Trust) is registered under the
Investment Company Act of 1940 (1940 Act) as an open-
end management investment company, consisting of three
separate funds and applies the specialized accounting and
reporting guidance in U.S. Generally Accepted Accounting
Principles (U.S. GAAP). Franklin Emerging Market Debt
Opportunities Fund (Fund) is included in this report.
The following summarizes the Fund’s significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset
value (NAV) per share each business day as of 4 p.m.
Eastern time or the regularly scheduled close of the New
York Stock Exchange (NYSE), whichever is earlier. Under
compliance policies and procedures approved by the Trust's
Board of Trustees (the Board), the Fund’s administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Debt securities generally trade in the OTC market rather
than on a securities exchange. The Fund's pricing services
use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through
which quotes from market makers are used to determine
fair value. In instances where sufficient market activity
may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market
characteristics such as benchmark yield curves, credit
spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities
denominated in a foreign currency are converted into their
U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the
foreign debt securities are determined.
Investments in open-end mutual funds are valued at the
closing NAV. Investments in repurchase agreements are
valued at cost, which approximates fair value.
Certain derivative financial instruments trade in the OTC
market. The Fund's pricing services use various techniques
including industry standard option pricing models and
proprietary discounted cash flow models to determine the
fair value of those instruments. The Fund's net benefit or
obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.
The Fund has procedures to determine the fair value of
financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund
primarily employs a market-based approach which may
use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
between the time at which trading in a foreign security
is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar
day of the reporting period. Any security valuation changes
due to an open foreign market are adjusted and reflected by
the Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Consolidated Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Derivative Financial Instruments
The Fund invested in derivative financial instruments in
order to manage risk or gain exposure to various other
investments or markets. Derivatives are financial contracts
based on an underlying or notional amount, require no
initial investment or an initial net investment that is smaller than would normally be required to have a similar response
to changes in market factors, and require or permit net
settlement. Derivatives contain various risks including
the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in
excess of the amounts shown in the Consolidated Statement
of Assets and Liabilities. Realized gain and loss and
unrealized appreciation and depreciation on these contracts
for the period are included in the Consolidated Statement of
Operations.
Derivative counterparty credit risk is managed through a
formal evaluation of the creditworthiness of all potential
counterparties. The Fund attempts to reduce its exposure
to counterparty credit risk on OTC derivatives, whenever
possible, by entering into International Swaps and
Derivatives Association (ISDA) master agreements
with certain counterparties. These agreements contain
various provisions, including but not limited to collateral
requirements, events of default, or early termination.
Termination events applicable to the counterparty include
certain deteriorations in the credit quality of the counterparty.
Termination events applicable to the Fund include failure
of the Fund to maintain certain net asset levels and/
or limit the decline in net assets over various periods of
time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right
to net and close-out all transactions traded, whether or
1. Organization and Significant Accounting Policies
(continued)
a. Financial Instrument Valuation
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
not arising under the ISDA agreement, to one net amount
payable by one counterparty to the other. However, absent
an event of default or early termination, OTC derivative
assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early
termination by the counterparty may result in an immediate
payment by the Fund of any net liability owed to that
counterparty under the ISDA agreement. At July 31, 2020,
the Fund had OTC derivatives in a net liability position of
$43,011 for such contracts.
Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC
derivatives traded under an ISDA master agreement, posting
of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum
transfer amount, which typically ranges from $100,000 to
$250,000, and can vary depending on the counterparty and
the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional
collateral required due to changes in derivative values
may be delivered by the Fund or the counterparty the next
business day, or within a few business days. Collateral
pledged and/or received by the Fund, if any, is held in
segregated accounts with the Fund’s custodian/counterparty
broker and can be in the form of cash and/or securities.
Unrestricted cash may be invested according to the Fund's
investment objectives. To the extent that the amounts
due to the Fund from its counterparties are not subject to
collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.
The Fund entered into OTC forward exchange contracts
primarily to manage and/or gain exposure to certain foreign
currencies. A forward exchange contract is an agreement
between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.
The Fund invests in value recovery instruments (VRI)
primarily to gain exposure to economic growth. Periodic
payments from VRI are dependent on established
benchmarks for underlying variables. VRI has a notional
amount, which is used to calculate amounts of payments to
holders. Payments are recorded upon receipt as realized
gains in the Consolidated Statement of Operations. The
risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.
See Note 11 regarding other derivative information.
d. Loan Participations and Assignments
The Fund may invest in debt instruments which are interests
in amounts owed to lenders or lending syndicates by
corporate, governmental, or other borrowers. The Fund’s
investments in loans may be in the form of participations
in loans or assignments of all or portion of loans from third parties. A loan is often administered by a bank or other
financial institution (the Lender) that acts as agent for all holders. The agent administers the terms of the loan, as
specified in the loan agreement. The Fund may invest in
multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing
in a loan participation, a Fund has the right to receive
payments of principal, interest and any fees only from the
lender selling the loan and only upon receipt of payments
from the borrower. The Fund generally has no right to
enforce compliance with the terms of the loan agreement
with the borrower. As a result, the Fund may be subject to
credit risk of both the borrower and the lender that is selling the loan. When the Fund purchases assignments from
lenders it acquires direct rights against the borrower of the loan.
e. Restricted Currency
At July 31, 2020, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and
may be exposed to potential adverse movements in currency
value.
f. Investments in Alternative Strategies (FT) Ltd. (FT
Subsidiary)
The Fund invests in certain financial instruments, warrants
or commodities through its investments in FT Subsidiary.
FT Subsidiary is a Cayman Islands exempted company with
limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At July 31, 2020,
FT Subsidiary’s investments, as well as any other assets
and liabilities of FT Subsidiary are reflected in the Fund’s
Consolidated Statement of Investments and Consolidated
1. Organization and Significant Accounting Policies
(continued)
c. Derivative Financial Instruments
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
Statement of Assets and Liabilities. All intercompany
transactions and balances have been eliminated. At July
31, 2020, the net assets of FT Subsidiary were $2,242,504,
representing 2.0% of the Fund's consolidated net assets.
The Fund’s investment in FT Subsidiary is limited to 25% of
consolidated assets.
g. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related
to its uncertain tax positions under U.S. GAAP when the
uncertain tax position has a less than 50% probability that
it will be sustained upon examination by the tax authorities based on its technical merits. As of July 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
h. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of
premium and accretion of discount on debt securities are
included in interest income. Dividend income is recorded
on the ex-dividend date except for certain dividends from
securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information
is received by the Fund. Distributions to shareholders are
recorded on the ex-dividend date. Distributable earnings
are determined according to income tax regulations (tax
basis) and may differ from earnings recorded in accordance
with U.S. GAAP. These differences may be permanent or
temporary. Permanent differences are reclassified among
capital accounts to reflect their tax character. These
reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
Common expenses incurred by the Trust are allocated
among the Funds based on the ratio of net assets of each
Fund to the combined net assets of the Trust or based on
the ratio of number of shareholders of each Fund to the
combined number of shareholders of the Trust. Fund specific
expenses are charged directly to the Fund that incurred the
expense.
Inflation-indexed bonds are adjusted for inflation through
periodic increases or decreases in the security's interest
accruals, face amount, or principal redemption value, by
amounts corresponding to the rate of inflation as measured
by an index. Any increase or decrease in the face amount
or principal redemption value will be included as interest
income in the Consolidated Statement of Operations.
i. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
j. Guarantees and Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.
Additionally, in the normal course of business, the Trust,
on behalf of the Fund, enters into contracts with service
providers that contain general indemnification clauses. The
1. Organization and Significant Accounting Policies
(continued)
f. Investments in Alternative Strategies (FT) Ltd. (FT
Subsidiary)
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
Trust's maximum exposure under these arrangements is
unknown as this would involve future claims that may be
made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At July 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:
a
Includes reimbursement from affiliated parties of $556,493. See Note 3(f).
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
a. Management Fees
Effective May 1, 2020, the Fund pays an investment management fee to FTIML based on the average daily net assets of the
Fund as follows:
Prior to May 1, 2020, the Fund paid investment management fees to FTIML based on the average daily net assets of the Fund as follows:
Year Ended July 31,
2020 2019
Shares Amount Shares Amount
Shares sold ................................... 12,063,382 $130,641,046 21,020,588 $236,615,592
Shares issued in reinvestment of distributions .......... 2,451,273 26,424,723 3,531,654 37,824,015
Shares redeemed ............................... (36,867,939) (362,195,413)
a
(35,662,093) (394,518,505)
Net increase (decrease) .......................... (22,353,284) $(205,129,644) (11,109,851) $(120,078,898)
Subsidiary Affiliation
Franklin Templeton Investment Management Limited (FTIML) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services) Transfer agent
Annualized Fee Rate Net Assets
0.850% Up to and including $500 million
0.800% Over $500 million, up to and including $1 billion
0.750% In excess of $1 billion
Annualized Fee Rate Net Assets
1.000% Up to and including $500 million
0.900% Over $500 million, up to and including $1 billion
0.850% In excess of $1 billion
1. Organization and Significant Accounting Policies
(continued)
j. Guarantees and Indemnifications
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
FT Subsidiary pays an investment management fee to FTIML based on the average daily net assets of FT Subsidiary as follows:
Management fees paid by the Fund are reduced on assets invested in FT Subsidiary, in an amount not to exceed the management fees paid by FT Subsidiary.
For the year ended July 31, 2020, the gross effective investment management fee rate was 0.985% of the Fund’s average daily net assets.
b. Administrative Fees
Under an agreement with FTIML, FT Services provides administrative services to the Fund and FT Subsidiary. The fee is paid by FTIML based on each of the Fund's and FT Subsidiary's average daily net assets, and is not an additional expense of the
Fund or FT Subsidiary.
c. Transfer Agent Fees
The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, the Fund reimburses Investor
Services for out of pocket expenses incurred and reimburses shareholder servicing fees paid to third parties.
For the year ended July 31, 2020, the Fund paid transfer agent fees of $110,315, of which $102,544 was retained by Investor
Services.
d. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended July 31, 2020, the Fund held investments in affiliated management investment companies as follows:
Annualized Fee Rate Net Assets
1.000% Up to and including $500 million
0.900% Over $500 million, up to and including $1 billion
0.850% In excess of $1 billion
a
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a a a a a a a a a
Franklin Emerging Market Debt Opportunities Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0% ......... $32,128,458 $225,165,900 $(253,163,137) $ — $ — $ 4,131,221 4,131,221 $ 254,029
Total Affiliated Securities .... $32,128,458 $225,165,900 $(253,163,137) $— $— $4,131,221 $254,029
3. Transactions with Affiliates
(continued)
a. Management Fees
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
e. Waiver and Expense Reimbursements
FTIML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) of the
Fund do not exceed 1.00%, based on the average net assets until November 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end.
f. Other Affiliated Transactions
During the year ended July 31, 2020, affiliated parties reimbursed the Fund $556,493 for losses resulting from a NAV error. This reimbursement is reflected in capital share transactions in the Consolidated Statement of Changes in Net Assets.
4. Expense Offset Arrangement
The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2020, the custodian fees were reduced as noted in the Consolidated Statement of Operations.
5. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains.
At July 31, 2020, the capital loss carryforwards were as follows:
For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At July 31, 2020, the Fund deferred late-year ordinary losses of $18,041,974.
The tax character of distributions paid during the years ended July 31, 2020 and 2019, was as follows:
At July 31, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Capital loss carryforwards not subject to expiration:
Short term ................................................................................ $12,980,387
Long term ................................................................................ 46,716,463
Total capital loss carryforwards ............................................................... $59,696,850
2020 2019
Distributions paid from:
Ordinary income .......................................................... $26,830,938 $38,242,212
Cost of investments .......................................................................... $167,794,550
Unrealized appreciation ........................................................................ $1,797,964
Unrealized depreciation ........................................................................ (67,174,148)
Net unrealized appreciation (depreciation) .......................................................... $(65,376,184)
3. Transactions with Affiliates
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, corporate actions, inflation related adjustments on foreign securities, investments in Alternative Strategies Fund, and wash sales.
6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2020, aggregated
$99,268,424 and $271,907,472, respectively.
7. Credit Risk and Defaulted Securities
At July 31, 2020, the Fund had 73.7% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July
31, 2020, the aggregate value of these securities was $10,625,414 representing 9.6% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of
Investments.
8. Concentration of Risk
Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuation currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.
At July 31, 2020, the Fund had 0.2% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in
Argentina could continue to affect the value of the Fund’s holdings.
9. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
10. Restricted Securities
The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.
5. Income Taxes
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
At July 31, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:
See Abbreviations on page 32.
11. Other Derivative Information
At July 31, 2020, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as
follows:
a
VRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.
Principal
Amount * /
Shares/
Warrants/Units Issuer
Acquisition
Date Cost Value
Franklin Emerging Market Debt Opportunities Fund
193,625 Astana Finance JSC, GDR, 144A ................ 5/22/15 $ — $ —
136,566
Astana Finance JSC, Secured Note, 144A, 0%,
12/22/24 ................................. 5/22/15 — 1,366
4,424,861 Global Distressed Alpha Fund III LP .............. 10/11/12 - 1/22/16 4,600,000 —
669,300
Global Distressed Alpha Fund III LP, PIK, 12%,
Perpetual ................................ 12/28/16 - 6/30/20 669,297 672,864
10,500,000
International Bank of Azerbaijan OJSC, Senior Note,
Reg S, 5.625%, 6/11/19 ..................... 8/05/14 - 10/09/15 10,197,746 8,931,174
55,882,058
a
K2016470219 South Africa Ltd., A ............... 2/08/13 - 2/01/17 429,249 —
5,561,052
a
K2016470219 South Africa Ltd., B ............... 2/01/17 4,129 —
4,250,000 DEM NK Debt Corp. (The), 144A, Zero Cpn ., 3/12/20 ..... 6/19/07 - 10/14/08 723,263 —
2,000,000 CHF NK Debt Corp. (The), Reg S, Zero Cpn ., 3/12/20 .... 6/17/11 388,830 —
18,000,000 DEM NK Debt Corp. (The), Reg S, Zero Cpn ., 3/12/20 .... 1/25/11 - 6/06/11 2,023,664 —
8,000,000
Sphynx Capital Markets PCC (National Investment Bank
of Ghana), PTN, Secured Note, Reg S, Zero Cpn .,
2/05/09 ..................................
10/12/09
- 10/13/11 3,100,000 —
925,920 Venezuela Government, Oil Value Recovery, 4/15/20 . 5/30/06 - 10/30/15 17,796,506 798,950
Total Restricted Securities (Value is 9.36% of Net Assets) ............. $39,932,684 $10,404,354
*
In U.S. dollars unless otherwise indicated.
a
The Fund also invests in unrestricted securities of the issuer, valued at $- as of July 31, 2020.
Asset Derivatives Liability Derivatives
Derivative Contracts
Not Accounted for as
Hedging Instruments
Consolidated Statement of
Assets and Liabilities
Location Fair Value
Consolidated Statement of
Assets and Liabilities
Location Fair Value
Franklin Emerging Market Debt Opportunities Fund
Foreign exchange contracts ..
Unrealized appreciation on OTC
forward exchange contracts
$ 54,412 Unrealized depreciation on OTC
forward exchange contracts
$ 161,750
Value recovery instruments Investments in securities, at value 1,765,900
a
—
Total .................... $1,820,312 $161,750
10. Restricted Securities
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
For the year ended July 31, 2020, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:
a
VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of
Operations.
For the year ended July 31, 2020, the average month end contract value for forward exchange contracts and average month end fair value of VRI, was $29,047,265 and $4,632,234, respectively.
See Note 1(c) regarding derivative financial instruments.
See Abbreviations on page 32.
12. Credit Facility
The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin
Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.
Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the
Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended July 31, 2020, the
Fund utilized the Global Credit Facility by drawing down $30,000,000 on April 8, 2020. The drawdown was repaid in two installments with the final payment made on May 7, 2020. The average borrowing and the average interest rate for the days with outstanding borrowings were $19,655,172 and 1.62%, respectively.
13. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Derivative Contracts
Not Accounted for as
Hedging Instruments
Consolidated Statement of
Operations Location
Net Realized
Gain (Loss) for
the Year
Consolidated Statement of
Operations Location
Net Change in
Unrealized
Appreciation
(Depreciation)
for the Year
Net realized gain (loss) from: Net change in unrealized
  appreciation (depreciation) on:
Franklin Emerging Market Debt Opportunities Fund
Foreign exchange contracts ..
Forward exchange contracts $517,426 Forward exchange contracts $(336,147)
Value recovery instruments ... Investments 2,249,115
a
Investments (2,175,515)
Total .................... $2,766,541 $(2,511,662)
11. Other Derivative Information
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of July 31, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:
See Abbreviations on page 32.
Level 1 Level 2 Level 3 Total
Franklin Emerging Market Debt Opportunities Fund
Assets:
Investments in Securities:
Common Stocks ........................ $ — $ — $ —
a
$ —
Warrants :
Diversified Financial Services ............. — 1,765,900 1,534,950 3,300,850
Private Limited Partnership Funds ............  —  —  —
a
 —
Quasi-Sovereign Bonds:
Banks ...............................  —  5,252,186  8,931,174
a
 14,183,360
Diversified Financial Services .............  —  —  1,366
a
 1,366
Municipal Bonds .......................  —  2,892,750  —  2,892,750
Oil, Gas & Consumable Fuels .............  —  1,002,500  —  1,002,500
Wireless Telecommunication Services .......  — 973,031   —  973,031
Corporate Bonds :
Banks ............................... — 1,291,095 — 1,291,095
Capital Markets ........................ — 940,000 — 940,000
Construction & Engineering ............... — 1,025,000 — 1,025,000
Food Products ........................ — 3,948,760 — 3,948,760
Multiline Retail ........................ — — 6,659
a
6,659
Oil, Gas & Consumable Fuels ............. — 2,953,715 — 2,953,715
Loan Participations and Assignments ......... — 2,118,123 672,864
a
2,790,987
Foreign Government and Agency Securities .... — 60,786,898 — 60,786,898
Short Term Investments ................... 4,131,221 2,190,174 — 6,321,395
Total Investments in Securities ........... $4,131,221 $87,140,132 $11,147,013 $102,418,366
Restricted Currency (ARS) $— $— $252,873 $252,873
Other Financial Instruments:
Forward exchange contracts ................ $ — $ 54,412 $ — $ 54,412
Total Other Financial Instruments ......... $— $54,412 $— $54,412
Liabilities:
Other Financial Instruments:
Forward exchange contracts ................ $— $161,750 $— $161,750
Total Other Financial Instruments ......... $— $161,750 $— $161,750
a
Includes securities determined to have no value at July 31, 2020.
13. Fair Value Measurements
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At July 31, 2020, the reconciliation is as follows:
Balance at
Beginning of
Year Purchases Sales
Transfer
Into
Level 3
a
Transfer
Out of
Level 3
Cost Basis
Adjust-
ments
b
Net
Realized
Gain
(Loss)
Net
Unr ealized
Appreciatio n
( Depreciation )
Balance
at End
of Year
Net Change in
Unrealized
Appreciation
(Depreciation)
on Assets
Held at
Year End
a a a a a a a a a a a
Franklin Emerging Market Debt Opportunities Fund
Assets:
Investments in Securities:
Common
Stocks :
Diversified
Financial
Services . $ —
c
$ — $ — $ — $ — $ — $ — $ — $ —
c
$ —
Multiline
Retail ... 42,760 — — — — — — (42,760) —
c
(42,760)
Warrants :
Diversified
Financial
Services . 2,656,000 — — 1,157,400 — — — (2,278,450) 1,534,950 (2,278,450)
Private Limited
Partnership
Funds:
Capital
Markets .  —
c
 —  —  — —  —  —  —  —
c
 —
Quasi-Sovereign
Bonds :
Banks ....  8,386,875
c
 —  —  —  (6,659)  (673,699)  —  1,224,657  8,931,174  1,224,657
Diversified
Financial
Services .  1,366  —  —  —  —  —  —  —  1,366
c
 —
Corporate
Bonds:
Multiline
Retail ...  15,831  —  —  —  —  (673,603)  —  664,431  6,659
c
 664,431
Loan
Participations
and
Assignments 39,781,380
c
— (31,165,544) — — 605,241 (10,841,310) 2,293,097 672,864
c
4,301
Total Investments in
Securities ....... $50,884,212 $— $(31,165,544) $1,157,400 $(6,659) $( 7 42,061 ) $(10,841,310) $1, 8 60,975 $11,147,013 $( 4 27,821 )
Restricted Currency
(ARS) ......... $— $2,951,395 $(2,567,273) $— $—  $— $(25,111)  $(106,138) $252,873  $(31,714)
Receivables:
Interest ....... $206,215 $— $— $— $—  $(206,215) $—  $— $—  $—
a
Transferred into level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs. May include amounts related to a corporate action.
b
May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
c
Includes securities determined to have no value.
13. Fair Value Measurements
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of July 31, 2020, are as follows:
14. New Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-
04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The
amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of [the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
15. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.
Description
Fair Value at
End of Year Valuation Technique Unobservable Inputs Amount
Impact to
Fair Value
if Input
Increases
a
Franklin Emerging Markets
Debt Opportunities Fund
Assets:
Investments in Securities:
Warrants:
Diversified Financial
Services
...........
$798,950 Market comparables Implied recovery 5.56% Increase
b
Quasi-Sovereign Bonds:
Banks
............
8,931,174 Probability weighted
value recovery
Free cash flow
c
$12.3 mil Increase
b
Discount for lack of
marketability
20.0% Decrease
b
Loan Participations and
Assignments
672,864 Discounted cash flow Free cash flow $682,686 Increase
b
Discount rate 10.4% Decrease
Other Financial
Instruments:
Restricted Currency
(
ARS
)
252,873 Market comparables Implied foreign
exchange rate
125.17 ARS/USD Decrease
All other
............
744,025
d,e
a
Represents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
b
Represents a significant impact to fair value and net assets.
c
Includes probability assumptions for various recovery outcomes.
d
Includes securities determined to have no value at July 31, 2020.
e
Includes financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. May also include fair value of immaterial financial instruments and developed using various valuation techniques and unobservable inputs.
13. Fair Value Measurements
(continued)

Franklin Global Trust
Notes to Consolidated Financial Statements

ftinstitutional.com
Annual Report
Franklin Emerging Market Debt Opportunities Fund
(continued)
Abbreviations
Counterparty
MSCO
Morgan Stanley
RBCCM
Royal Bank of Canada
Currency
ARS
Argentine Peso
BYN
Belarusian Ruble
CHF
Swiss Franc
DEM
Deutsche Mark
DOP
Dominican Peso
EGP
Egyptian Pound
GHS
Ghanaian Cedi
JPY
Japanese Yen
KZT
Kazakhstani Tenge
MXN
Mexican Peso
USD
United States Dollar
UYU
Uruguayan Peso
ZAR
South African Rand
Selected Portfolio
CMT Constant Maturity Treasury Index
FRN Floating Rate Note
GDP Gross Domestic Product
GDR Global Depositary Receipt
PIK Payment-In-Kind
PTN Pass-Through Note
T-Note Treasury Note
VRI Value Recovery Instruments

Franklin Global Trust
Report of Independent Registered Public Accounting Firm

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Annual Report
To the Board of Trustees of Franklin Global Trust and Shareholders of Franklin Emerging Market Debt Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Emerging Market Debt Opportunities Fund (one of the funds constituting Franklin Global Trust, hereafter referred to as the "Fund") as of July 31, 2020, the related consolidated statement of operations and consolidated statement of cash flows for the year ended July 31, 2020, the consolidated statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “consolidated financial statements”).
In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of their consolidated operations and their consolidated cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period ended July 31, 2020 and the consolidated financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
September 21, 2020
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin Global Trust
Tax Information (unaudited)

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Annual Report
Franklin Emerging Market Debt Opportunities Fund
At July 31, 2020, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fu nd distribution.

Franklin Global Trust
Board Members and Officers

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Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Trustee Since 2000 129 Bar-S Foods (meat packing company) (1981-2010).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Terrence J. Checki (1945) Trustee Since 2017 110 Hess Corporation (exploration of oil and gas) (2014-present).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);
member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy
Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly , Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee
(1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).
Mary C. Choksi (1950) Trustee Since 2014 129 Avis Budget Group Inc. (car
rental) (2007-present), Omnicom
Group Inc. (advertising and
marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).
Edith E. Holiday (1952) Lead
Independent
Trustee
Trustee since 2000
and Lead Independent
Trustee since 2019
129 Hess Corporation (exploration
of oil and gas) (1993-present),
Canadian National Railway
(railroad) (2001-present), White
Mountains Insurance Group, Ltd.
(holding company) (2004-present),
Santander Consumer USA
Holdings, Inc. (consumer finance)
(2016-present); formerly ,
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

Franklin Global Trust

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Annual Report
Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
J. Michael Luttig (1954) Trustee Since 2009 129 Boeing Capital Corporation (aircraft financing) (2006-2010).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly , Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company
(aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and
member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for
the Fourth Circuit (1991-2006).
Larry D. Thompson (1945) Trustee Since 2007 129 The Southern Company (energy company) (2014-present; previously
2010-2012), Graham Holdings
Company (education and media
organization) (2011-present)
and Cbeyond, Inc. (business
communications provider) (2010-
2012).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Executive Vice President - Government
Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government
Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor,
University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
**Gregory E. Johnson
(1961)
Trustee Since 2007 140 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman,
Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.
**Rupert H. Johnson, Jr.
(1940)
Chairman of the
Board and Trustee
Since 2013 129 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.
Alison E. Baur (1964) Vice President Since 2012 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.
Independent Board Members
(continued)

Franklin Global Trust

ftinstitutional.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Breda M. Beckerle (1958) Interim Chief
Compliance
Officer
Since January 2020 Not Applicable Not Applicable
280 Park Avenue
New York, NY 10017
Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Sonal Desai, Ph.D. (1963) Vice President Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of
17 of the investment companies in Franklin Templeton.
Gaston Gardey (1967) Treasurer,
Chief Financial
Officer and Chief
Accounting Officer
Since 2009 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.
Steven J. Gray (1955) Vice President
and Co-Secretary
Vice President since
2009 and Co-Secretary
since 2019
Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Matthew T. Hinkle (1971) Chief Executive
Officer – Finance
and Administration
Since 2017 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly , Vice
President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).
Robert Lim (1948) Vice President –
AML Compliance
Since 2016 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Interested Board Members and Officers
(continued)

Franklin Global Trust

ftinstitutional.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Edward D. Perks (1970) President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).
Robert C. Rosselot (1960) Chief Compliance
Officer
Since 2013 Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Senior Vice President, Franklin Templeton Companies, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly , Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice
President, Templeton Group of Funds (2004-2013).
Navid J. Tofigh (1972) Vice President Since 2015 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) Vice President Since 2005 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 41 of the investment companies in Franklin Templeton.
Lori A. Weber (1964) Vice President
and Co-Secretary
Vice President since
2011 and Co-Secretary
since 2019
Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Interested Board Members and Officers
(continued)

Franklin Global Trust

ftinstitutional.com
Annual Report
*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis
Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and
Releases.
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.
Interested Board Members and Officers
(continued)

Franklin Global Trust
Shareholder Information

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Annual Report
Board Approval of Investment
Management Agreements
FRANKLIN GLOBAL TRUST
Franklin Emerging Market Debt Opportunities Fund
(Fund)
At an in-person meeting held on February 25, 2020
(Meeting), the Board of Trustees (Board) of Franklin Global
Trust (Trust), including a majority of the trustees who are not
“interested persons” as defined in the Investment Company
Act of 1940 (Independent Trustees), reviewed and approved
the continuance of the investment management agreement
between Franklin Templeton Investment Management
Limited (Manager) and the Trust, on behalf of the Fund
(Management Agreement) for an additional one-year period.
The Independent Trustees received advice from and met
separately with Independent Trustee counsel in considering
whether to approve the continuation of the Management
Agreement.
In considering the continuation of the Management
Agreement, the Board reviewed and considered information
provided by the Manager at the Meeting and throughout
the year at meetings of the Board and its committees. The
Board also reviewed and considered information provided
in response to a detailed set of requests for information
submitted to the Manager by Independent Trustee counsel
on behalf of the Independent Trustees in connection with
the annual contract renewal process. In addition, prior to
the Meeting, the Independent Trustees held a telephonic
contract renewal meeting at which the Independent Trustees
conferred amongst themselves and Independent Trustee
counsel about contract renewal matters and, in some cases,
requested additional information from the Manager relating
to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of
the Management Agreement, including, but not limited to: (i)
the nature, extent and quality of the services provided by the
Manager; (ii) the investment performance of the Fund; (iii)
the costs of the services provided and profits realized by the
Manager and its affiliates from the relationship with the Fund;
(iv) the extent to which economies of scale are realized as
the Fund grows; and (v) whether fee levels reflect these
economies of scale for the benefit of Fund investors.
In approving the continuance of the Management
Agreement, the Board, including a majority of the
Independent Trustees, determined that the terms of the
Management Agreement are fair and reasonable and
that the continuance of such Management Agreement is
in the interests of the Fund and its shareholders. While
attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s
determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding
the nature, extent and quality of investment management
services provided by the Manager and its affiliates to the
Fund and its shareholders. This information included,
among other things, the qualifications, background and
experience of the senior management and investment
personnel of the Manager, as well as information on
succession planning where appropriate; the structure of
investment personnel compensation; oversight of third-
party service providers; investment performance reports
and related financial information for the Fund; reports on
expenses and shareholder services; legal and compliance
matters; risk controls; pricing and other services provided
by the Manager and its affiliates; and management fees
charged by the Manager and its affiliates to US funds and
other accounts, including management’s explanation of
differences among accounts where relevant. The Board also
reviewed and considered an annual report on payments
made by Franklin Templeton (FT) or the Fund to financial
intermediaries, as well as a memorandum relating to third-
party servicing arrangements, which included discussion of
the changing distribution landscape for the Fund. The Board
noted management’s continuing efforts and expenditures
in establishing effective business continuity plans and
developing strategies to address areas of heightened
concern in the mutual fund industry, such as cybersecurity
and liquidity risk management. The Board also considered
the investment management services that the Manager
provides to the Cayman Islands-based company, which is
wholly owned by the Fund (Cayman Subsidiary).
The Board also reviewed and considered the benefits
provided to Fund shareholders of investing in a fund that
is part of the FT family of funds. The Board noted the
financial position of Franklin Resources, Inc. (FRI), the
Manager’s parent, and its commitment to the mutual fund
business as evidenced by its continued introduction of new
funds, reassessment of the fund offerings in response to
the market environment and project initiatives and capital
investments relating to the services provided to the Fund
by the FT organization. The Board specifically noted FT’s
commitment to enhancing services and controlling costs,
as reflected in its plan to outsource certain administrative

Franklin Global Trust
Shareholder Information

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Annual Report
functions, and growth opportunities, as evidenced by its
upcoming acquisition of the Legg Mason companies. The
Board acknowledged the change in leadership at FRI and
the opportunity to hear from Jennifer Johnson, President and
Chief Executive Officer of FRI, about goals she has for the
company that will benefit the Fund.
Following consideration of such information, the Board
was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.
Fund Performance
The Board reviewed and considered the performance results
of the Fund over various time periods ended December
31, 2019. The Board considered the performance returns
for the Fund in comparison to the performance returns of
mutual funds deemed comparable to the Fund included in
a universe (Performance Universe) selected by Broadridge
Financial Solutions, Inc. (Broadridge), an independent
provider of investment company data. The Board received a
description of the methodology used by Broadridge to select
the mutual funds included in a Performance Universe. The
Board also reviewed and considered Fund performance
reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A
summary of the Fund’s performance results is below.
The Performance Universe for the Fund included the
Fund and all retail and institutional emerging markets hard
currency debt funds. The Board noted that the Fund’s
annualized total return for the one-year period was below
the median of its Performance Universe, but for the three-,
five- and 10-year periods was above the median and in the
second quintile of its Performance Universe. The Board
concluded that the Fund’s performance was acceptable. In
doing so, the Board noted that, while below the median, the
Fund’s one-year annualized total return was 9.90%.
Comparative Fees and Expenses
The Board reviewed and considered information regarding
the Fund’s actual total expense ratio and its various
components, including, as applicable, management fees;
transfer agent expenses; underlying fund expenses; Rule
12b-1 and non-Rule 12b-1 service fees; and other non-
management fees. The Board also noted the quarterly
and annual reports it receives on all marketing support
payments made by FT to financial intermediaries. The
Board considered the actual total expense ratio and,
separately, the contractual management fee rate, without
the effect of fee waivers, if any (Management Rate) of
the Fund in comparison to the median expense ratio and
median Management Rate, respectively, of other mutual
funds deemed comparable to and with a similar expense
structure to the Fund selected by Broadridge (Expense
Group). Broadridge fee and expense data is based upon
information taken from each fund’s most recent annual
report, which reflects historical asset levels that may be
quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management
Rates generally increase as assets decline and decrease
as assets grow, the Board believed the independent
analysis conducted by Broadridge to be an appropriate
measure of comparative fees and expenses. The Broadridge
Management Rate includes administrative charges, and the
actual total expense ratio, for comparative consistency, was shown for Advisor Class, Class F2, Institutional Class, Class
I and Retirement Class shares for funds in the Expense
Group. The Board received a description of the methodology
used by Broadridge to select the mutual funds included in an
Expense Group. The Board also considered the investment
management services that the Manager provides to the
Cayman Subsidiary and the related fee waivers that were in
place.
The Expense Group for the Fund included the Fund and
10 other emerging markets hard currency debt funds. The
Board noted that the Management Rate and actual total
expense ratio for the Fund were above the medians of its
Expense Group. The Board acknowledged management’s
explanation that there are additional complexities and
expenses associated with the management of the
specialized portfolio. The Board concluded that the
Management Rate charged to the Fund is reasonable in
light of management’s explanation, management’s proposal
to reduce the Management Rate fee schedule effective
May 1, 2020 in response to a request from the Independent
Trustees, the Fund’s second quintile performance for the
three-, five- and 10-year periods and the fee waiver from
management on the Fund’s actual total expense ratio.
Profitability
The Board reviewed and considered information regarding
the profits realized by the Manager and its affiliates in
connection with the operation of the Fund. In this respect,
the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of
FT’s US fund business, as well as its profits in providing
investment management and other services to each of
the individual funds during the 12-month period ended
September 30, 2019, being the most recent fiscal year-
end for FRI. The Board noted that although management
continually makes refinements to its methodologies used
in calculating profitability in response to organizational

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and product-related changes, the overall methodology has
remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally,
PricewaterhouseCoopers LLP, auditor to FRI and certain FT
funds, was engaged by the Manager to review and assess
the allocation methodologies to be used solely by the Fund’s
Board with respect to the profitability analysis.
The Board noted management’s belief that costs incurred
in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and
its affiliates may not be fully reflected in the expenses
allocated to the Fund in determining its profitability, as
well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board
considered the initiative currently underway to outsource
certain operations, which effort would require considerable
upfront expenditures by the Manager but, over the long
run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving
shareholder services provided to the Fund, as well as
the need to implement systems and meet additional
regulatory and compliance requirements resulting from
recent US Securities and Exchange Commission and other
regulatory requirements, notably in the area of cybersecurity protections.
The Board also considered the extent to which the Manager
and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer
agent services, potential benefits resulting from personnel
and systems enhancements necessitated by fund growth,
as well as increased leverage with service providers and
counterparties. Based upon its consideration of all these
factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board reviewed and considered the extent to which
the Manager may realize economies of scale, if any, as the
Fund grows larger and whether the Fund’s management
fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of
scale, the Board noted the existence of management
fee breakpoints, which operate generally to share any
economies of scale with the Fund’s shareholders by
reducing the Fund’s effective management fees as the Fund
grows in size. The Board considered the Manager’s view that
any analyses of potential economies of scale in managing a
particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across
the FT family of funds as a whole. The Board noted that the
Fund had experienced a decrease in assets and would not
be expected to demonstrate additional economies of scale
in the near term. The Board concluded that to the extent
economies of scale may be realized by the Manager and its
affiliates, the Fund’s management fee structure provided a
sharing of benefits with the Fund and its shareholders as the
Fund grows.
Conclusion
Based on its review, consideration and evaluation of all
factors it believed relevant, including the above-described
factors and conclusions, the Board unanimously approved
the continuation of the Management Agreement for an
additional one-year period.
Liquidity Risk Management Program
Each of the Funds has adopted and implemented a written
Liquidity Risk Management Program (the “LRMP”) as
required by Rule 22e-4 under the Investment Company
Act of 1940 (the “Liquidity Rule”). The LRMP is designed
to assess and manage each Fund’s liquidity risk, which is
defined as the risk that the Fund could not meet requests
to redeem shares issued by the Fund without significant
dilution of remaining investors’ interests in the Fund. In
accordance with the Liquidity Rule, the LRMP includes
policies and procedures that provide for: (1) assessment,
management, and review (no less frequently than annually)
of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly
Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3)
for Funds that do not primarily hold assets that are Highly
Liquid, establishing and maintaining a minimum percentage
of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4)
prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net
assets in Illiquid assets. The LRMP also requires reporting
to the SEC (on a non-public basis) and to the Board if the
Fund’s holdings of Illiquid assets exceed 15% of the Fund’s
net assets. Funds with HLIMs must have procedures for
addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the Securities and
Exchange Commission (“SEC”) (on a non-public basis).
The Funds’ Board of Trustees approved the appointment
of the Director of Liquidity Risk within the Investment Risk
Management Group (the “IRMG”) as the Administrator
of the LRMP. The IRMG maintains the Investment
Liquidity Committee (the “ILC”) to provide oversight and

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administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC
includes representatives from Franklin Templeton’s Risk,
Trading, Global Compliance, Investment Compliance,
Investment Operations, Valuation Committee and Product
Management groups.
In assessing and managing each Fund’s liquidity risk, the
ILC considers, as relevant, a variety of factors, including
the Fund’s investment strategy and the liquidity of its
portfolio investments during both normal and reasonably
foreseeable stressed conditions; its short and long-term
cash flow projections; and its cash holdings and access to
other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the
number of days it is reasonably expected to take to convert
the investment to cash (for Highly Liquid and Moderately
Liquid holdings) or sell or dispose of the investment (for Less
Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.
The Fund primarily holds liquid assets that are defined
under the Liquidity Rule as "Highly Liquid Investments,"
and therefore is not required to establish an HLIM. Highly
Liquid Investments are defined as cash and any investment
reasonably expected to be convertible to cash in current
market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.
At meetings of the Funds’ Board of Trustees held in May
2020, the Program Administrator provided a written report
to the Board addressing the adequacy and effectiveness
of the program during the period December 1, 2018 to
December 31, 2019. The Program Administrator report
concluded that (i.) the LRMP, as adopted and implemented,
remains reasonably designed to assess and manage each
Fund’s liquidity risk; (ii.) the LRMP, including the Highly
Liquid Investment Minimum (“HLIM”) where applicable, was
implemented and operated effectively to achieve the goal
of assessing and managing each Fund’s liquidity risk; and
(iii.) each Fund was able to meet requests for redemption
without significant dilution of remaining investors’ interests in the Fund. At the same time, the Program Administrator also
presented the Fund Board of Trustees an update on liquidity
during the first quarter of 2020 in relation to the COVID-19 pandemic.
The fund strategy includes investing in securities that may be considered Less Liquid or Illiquid as defined in the Liquidity
Rule. Illiquid Investments are defined as investments that
are not reasonably be expected to be sold in seven calendar
days or less in current market conditions without significantly changing the investment’s market value. During the second
quarter of 2020, due to market conditions and redemptions
the Fund’s holdings of Illiquid Investments exceeded 15%
of its net assets. In accordance with the LRMP, the Fund
reported the information to the SEC and the Program
Administrator notified the Fund’s Board of Trustees with a
remediation plan. The remediation plan was approved by the
Board and the exceedance was remediated prior to the fiscal
year end (July 31, 2020). Throughout the period the Fund
met redemptions without significant dilution of remaining
investors’ interests in the Fund.
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Consolidated Statement of
Investments
The Trust, on behalf of the Fund, files a complete
consolidated statement of investments with the U.S.
Securities and Exchange Commission for the first and
third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form
N-PORT by visiting the Commission’s website at sec.
gov. The filed form may also be viewed and copied at the
Commission’s Public Reference Room in Washington, DC.
Information regarding the operations of the Public Reference
Room may be obtained by calling (800) SEC-0330.
Householding of Reports and
Prospectuses
You will receive the Fund’s financial reports every six
months as well as an annual updated summary prospectus
(prospectus available upon request). To reduce Fund
expenses, we try to identify related shareholders in
a household and send only one copy of the financial

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Annual Report
reports and summary prospectus. This process, called
“householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents
householded, please call us at (800) 632-2301. At any time
you may view current prospectuses/summary prospectuses
and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

699 A 09/20
© 2020 Franklin Templeton Investments. All rights reserved.
Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Franklin Emerging Market Debt Opportunities Fund
Investment Manager Distributor
Franklin Templeton
Institutional Services
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Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is
"independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $162,369 for the fiscal year ended July 31, 2020 and $313,202 for the fiscal year ended July 31, 2019.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $131,226 for the fiscal year ended July 31, 2020 and $271,750 for the fiscal year ended July 31, 2019.  The services for which these fees were paid included tax compliance services related to year-end, professional fees in connection with tax treatment of equipment lease transactions, and professional fees in connection with an Indonesia withholding tax refund claim.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not  reported in paragraphs (a)-(c) of Item 4 were $967 for the fiscal year ended July 31, 2020 and $0 for the fiscal year ended July 31, 2019.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $195,566 for the fiscal year ended July 31, 2020 and $14,500 for the fiscal year ended July 31, 2019.  The services for which these fees were paid included valuation services related to a fair value engagement, professional fees in connection with determining the feasibility of a U.S. direct lending structure, for the issuance of an Auditor's Certificate for South Korean regulatory shareholders disclosures, compliance examination for Investment Advisor Act rule 204-2 and 206-4 (2), and for the issuance of an Auditor's Certificate for South Korean regulatory shareholders disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $327,759 for the fiscal year ended July 31, 2020 and $286,250 for the fiscal year ended July 31, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.                   N/A

Item 6.  Schedule of Investments.                                 N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                        N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                       N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)
 Evaluation of Disclosure Controls and Procedures.
The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)
 Changes in Internal Controls.
During
the period covered by this report
, a third-party service provider commenced performing certain accounting and administrative services for the Registrant that are subject to Franklin Templeton’s oversight.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                                              N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

Section 302

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

Section 906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By __S\MATTHEW T. HINKLE______________________
      Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date September
25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By __S\MATTHEW T. HINKLE______________________
      Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date September
25, 2020

By _S\GASTON GARDEY________________________

Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date September 25, 2020